UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Flora Growth Corp.

(Name of Registrant as Specified In Its Charter)

______________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Preliminary Proxy Statement - Subject to Completion, dated Tuesday April 15, 2025

Flora Growth Corp.

3230 W. Commercial Boulevard, Suite 180

Fort Lauderdale, Florida 33309

+1 (954) 842-4989

To the Shareholders of Flora Growth Corp.

You are cordially invited to attend the 2025 Annual and Special Meeting of Shareholders (the "Annual Meeting") of Flora Growth Corp., a corporation organized under the laws of the Province of Ontario (the "Company") to be held on July 21, 2025, at 11:00 a.m. Eastern Time. The Annual Meeting will be held at the offices of the Company's legal counsel, Dorsey & Whitney LLP, 66 Wellington Street West, Suite 3400, Toronto, ON M5K 1E6, Canada.

The matters expected to be acted upon at the Annual Meeting are described in detail in the accompanying Notice of Annual and Special Meeting of Shareholders and proxy statement.

We urge you to fill out and submit the enclosed proxy card today or follow the specific instructions on how to vote your shares by proxy, or through the Internet.

You may cast your vote by proxy over the Internet, or by completing and mailing a proxy card to ensure that your shares will be represented at the Annual Meeting. Your vote by proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend. Returning the proxy does not deprive you of your right to attend and vote your shares at the Annual Meeting.

Thank you for your continued investment in Flora Growth Corp.

Clifford Starke
Chief Executive Officer

NOTICE OF THE 2025 ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

NOTICE IS HEREBY GIVEN that the 2025 Annual and Special Meeting of Shareholders (including any adjournments or postponements thereof, the "Annual Meeting") of Flora Growth Corp., a corporation organized under the laws of the Province of Ontario (the "Company" or "Flora") is to be held on July 21, 2025, at 11:00 a.m. Eastern Time. The Annual Meeting will be held at the offices of the Company's legal counsel, Dorsey & Whitney LLP, 66 Wellington Street West, Suite 3400, Toronto, ON M5K 1E6, Canada.

We are holding the Annual Meeting for the following purposes, which are more fully described in the attached proxy statement (the "Proxy Statement") accompanying this Notice:

(1) To consider, and if deemed advisable, elect as directors the four nominees named in the Proxy Statement for a term of office expiring at the 2026 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified.

(2) To consider, and if deemed advisable, re-appoint Davidson & Company LLP, an independent registered public accounting firm, as auditors of the Company for the fiscal year ending December 31, 2025 and authorize the directors to fix their remuneration.

(3) To consider and, if deemed advisable, approve, an amendment to the Company's 2022 Incentive Compensation Plan as amended on June 6, 2023 and August 14, 2024 to increase the number of shares issuable thereunder from 2,500,000 to 4,500,000 shares.

(4) To consider and if deemed advisable, approve the grant of Stock Appreciation Rights to the Company's Chief Executive Officer, Chief Financial Officer and Executive Chairman, as described in more detail in the Proxy Statement.

(5) To consider and if deemed advisable, approve a proposal to give our Board of Directors (the "Board") the authority, at its discretion, to file Articles of Amendment to the Company's amended and restated Articles of Incorporation to effect a share consolidation of the Company's outstanding common shares, no par value per share (the "Common Shares"), at a ratio not less than 10:1 and not greater than 100:1, without reducing the authorized number of Common Shares, with the final ratio to be selected by our Board in its discretion following shareholder approval, and to be effected, if at all, in the sole discretion of our Board at any time within one year of the date of the Annual Meeting without further approval or authorization of our shareholder.

(6) To consider and, if deemed advisable, approve the repricing and amendment of vesting terms of certain outstanding Stock Appreciation Rights granted to certain employees and executive officers.

(7) To consider any other business that is properly presented at the meeting and any adjournment or postponement thereof.

Only holders of our Common Shares at the close of business on June 2, 2025 are entitled to notice of and to attend and vote at the Annual Meeting and any adjournments thereof. Each of the voting matters set forth in Items 1-6 above are deemed to be a "Proposal" and collectively, the "Proposals." The vote required to approve the resolutions to be presented is set forth in each proposal brought for shareholders' approval in the accompanying Proxy Statement.

The Notice of Internet Availability of Proxy Materials is being mailed to shareholders on or about ____, 2025 and will be available at https://www.cstproxy.com/floragrowth/2025.

Your vote is very important. Shareholders may vote their shares (1) at the Annual Meeting, (2) through the Internet in advance at https://www.cstproxy.com/floragrowth/2025, or (3) by completing and mailing a proxy card if you receive your proxy materials by mail. Specific instructions for voting through the Internet (including voting deadlines) are included in the Proxy Statement and in the proxy card. For specific instructions on how to vote your shares, please refer to the instructions in this Notice, in the section titled "INFORMATION ABOUT OUR ANNUAL AND SPECIAL MEETING" of the Proxy Statement or on the proxy card. Whether or not you expect to attend the Annual Meeting, please vote at your earliest convenience by following the instructions in the Proxy Statement or the proxy card you received in the mail.

By order of the Board of Directors,

Clifford Starke
Chief Executive Officer

Fort Lauderdale, Florida

                , 2025

* To be voted on at the meeting

PROXY STATEMENT

You are receiving this proxy statement (the "Proxy Statement") because you owned common shares, no par value (the "Common Shares"), of Flora Growth Corp., a corporation organized under the laws of the Province of Ontario (the "Company" or "Flora"), as of June 2, 2025 (the "Record Date"), which entitles you to vote those shares at the 2025 Annual and Special Meeting of Shareholders (including any adjournments of or postponements thereof, the "Annual Meeting"). Our Board of Directors (the "Board") is soliciting proxies from shareholders who wish to vote their shares at the Annual Meeting. By using a proxy, you can vote even if you do not attend the Annual Meeting. This Proxy Statement describes and provides information about the matters on which you are being asked to vote so that you can make an informed decision. Flora Growth Corp. is referred to in this document as "Flora", "we", "us", "our" and the "Company".

Electronic copies of the Notice of Annual and Special Meeting (the "Notice"), this Proxy Statement, including the form of proxy and our Annual Report for the fiscal year ended December 31, 2024 (the "2024 Annual Report") may be found and downloaded from https://www.cstproxy.com/floragrowth/2025. Otherwise, the materials are accessible on www.sec.gov/edgar. Shareholders should review the information contained in this Proxy Statement together with our 2024 Annual Report, which accompanies this Proxy Statement.

Amounts are expressed in United States dollars ("$") unless otherwise stated.

Our Internet website and the information contained therein or linked thereto are not incorporated by reference or otherwise made a part of this Proxy Statement.

INFORMATION ABOUT OUR ANNUAL AND SPECIAL MEETING

When and where is the Annual Meeting?

The Annual Meeting will be held on July 21, 2025, at 11:00 a.m. Eastern Time. The Annual Meeting will be held at the offices of the Company's legal counsel, Dorsey & Whitney LLP, 66 Wellington Street West, Suite 3400, Toronto, ON M5K 1E6, Canada.

Who may attend the Annual Meeting?

Shareholders of record as of Record Date, or their duly appointed proxies, and our invited guests are permitted to attend the Annual Meeting.

AS DETAILED FURTHER BELOW, REGISTERED SHAREHOLDERS HAVE THE RIGHT TO APPOINT A PERSON TO REPRESENT HIM, HER OR IT AT THE ANNUAL MEETING OTHER THAN THE PERSON(S) DESIGNATED IN THE PROXY CARD either by striking out the names of the persons designated in the proxy card and by inserting the name of the person or company to be appointed in the space provided in the proxy card or by completing another proper form of proxy and, in either case, delivering the completed proxy card to Continental Stock Transfer & Trust Company ("Continental") by mail using the enclosed return envelope to Continental Proxy Services, 1 State Street, 30th Floor, New York, NY 10004-1561. Alternatively, you may vote by Internet at www.cstproxyvote.com.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most of our shareholders hold their shares through an intermediary such as a bank, broker or other nominee rather than having the shares registered directly in their own name. Summarized below are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record ("Registered Shareholder")

If your shares are registered directly in your name with our transfer agent, Continental, you are the shareholder of the Company of record of the shares. As the Registered Shareholder, you have the right to grant a proxy to vote your shares to representatives from the Company or to another person, or to vote your shares at the Annual Meeting. Shareholders of record will receive paper copies of the Notice containing instructions on how to access and review proxy materials as well as directions on how to vote by proxy.

Beneficial Owner ("Non-registered Shareholder")

If your shares are held through a bank, broker or other nominee (an "Intermediary"), it is likely that they are registered in the name of the nominee and you are the beneficial owner of shares held in street name.

As the beneficial owner of shares held for your account, you have the right to direct the registered holder to vote your shares as you instruct, and you also are invited to attend the Annual Meeting. Your Intermediary has provided a voting instruction card, or otherwise provided voting instructions, for you to use in directing how your shares are to be voted.

How can I attend and participate in the Annual Meeting?

To gain admittance, you must bring a form of personal identification to the Annual Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your Common Shares and you plan to attend the Annual Meeting, you should bring a recent brokerage statement showing your ownership of the Common Shares as of the Record Date, a letter from the broker confirming such ownership, and a form of personal identification.

We will hold our question and answer session with management immediately following the conclusion of the business to be conducted at the Annual Meeting.

The Chairman of the Annual Meeting has broad authority to conduct the Annual Meeting in an orderly manner, including establishing rules of conduct.

What is the purpose of the Annual Meeting?

The Annual Meeting will be held for the following purposes:

1. To consider, and if deemed advisable, elect as directors the five nominees named in the Proxy Statement for a term of office expiring at the 2026 Annual Meeting of Shareholders (the "2026 Annual Meeting") or until their respective successors are duly elected and qualified.

2. To consider, and if deemed advisable, re-appoint Davidson & Company LLP ("Davidson"), an independent registered public accounting firm, as auditors of the Company for the fiscal year ending December 31, 2025 and authorize the directors to fix their remuneration.

3. To consider and, if deemed advisable, approve, an amendment to Company's 2022 Incentive Compensation Plan (the "2022 Plan") to increase the number of Common Shares issuable thereunder from 2,500,000 to 4,500,000 Common Shares (the "2022 Plan Amendment Proposal").

4. To consider and if deemed advisable, approve the grant of Stock Appreciation Rights ("SARs") to the Company's Chief Executive Officer (the "Chief Executive Officer"), Chief Financial Officer (the "Chief Financial Officer") and Executive Chairman ("Executive Chairman"), as described in more detail in this Proxy Statement (the "Stock Appreciation Rights Proposal").

5. To consider and, if deemed advisable, to give our Board the authority, at its discretion, to file Articles of Amendment to the Company's amended and restated Articles of Incorporation (the "Articles") to effect a share consolidation of the Company's outstanding Common Shares, at a ratio not less than 10:1 and not greater than 100:1 (the "Share Consolidation"), without reducing the authorized number of Common Shares, with the final ratio to be selected by our Board in its discretion following shareholder approval, and to be effected, if at all, in the sole discretion of our Board at any time within one year of the date of the Annual Meeting without further approval or authorization of our shareholder ("Share Consolidation Proposal").

6. To consider and, if deemed advisable, approve the repricing and amendment of vesting terms of certain outstanding SARs granted to certain employees and executive officers (the "SAR Repricing Proposal").

7. To vote on such other business, if any, as may properly come before the meeting and any adjournment or postponement thereof.

Can I vote at the Annual Meeting?

You may vote your shares electronically at the Annual Meeting by using the control number on your Notice, proxy card, or voting instruction form and following the instruction at www.cstproxyvote.com. If you have already voted previously by Internet, there is no need to vote again at the Annual Meeting unless you wish to revoke and change your vote.

A shareholder of the Company has the right to appoint a person or company (who need not be a shareholder) other than the persons whose names appear in such form of proxy, to attend and act for and on behalf of such shareholder at the Annual Meeting and any adjournment(s) or postponement(s) thereof. Such right may be exercised either by striking out the names of the persons specified in the form of proxy and inserting the name of the person or company to be appointed in the blank space provided in the form of proxy, or by completing another proper form of proxy and, in either case, delivering the completed and executed proxy to Continental Proxy Services, no later than 9:00 a.m. (Eastern Time) on July 16, 2025 or, if the Annual Meeting is adjourned, at least 48 hours (excluding Saturdays, Sundays and statutory holidays in the Province of Ontario) before the beginning of any adjournment(s) to the Annual Meeting.

The proxyholder does not need to be a shareholder of the Company, but the proxyholder does need to understand that the Registered Shareholder's vote will not be counted unless the proxyholder attends the Annual Meeting and votes the Registered Shareholder's shares.

If you are a Non-registered Shareholder and wish to appoint someone else as your proxyholder, including yourself, to participate in the Annual Meeting, including asking questions and voting, please follow the instructions in the voting instruction form or contact your Intermediary for instructions.

Can I vote by telephone or Internet?

For beneficial shareholders with shares registered in the name of a brokerage firm or bank, a number of brokerage firms and banks are participating in a program that offers Internet voting options. Shareholders should refer to the voting instruction form provided by their brokerage firm or bank for instructions on the voting methods they offer. Registered shareholders with shares registered directly in their names with Continental will also be able to vote by Internet. If your shares are held in an account at a brokerage firm or bank participating in this program or registered directly in your name with Continental you may vote those shares by accessing the Internet website address specified on your proxy card instead of completing and signing the proxy itself. Submitting an Internet proxy will not affect your right to vote electronically at the Annual Meeting should you decide to attend the Annual Meeting. The Internet voting procedures are designed to authenticate shareholders' identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly.

The accompanying proxy card provides instructions on how to vote via the Internet. There will not be an option to vote by telephone.

Who may vote?

The Board set June 2, 2025 as the Record Date for the Annual Meeting. Holders of Common Shares at the close of business on the Record Date are entitled to vote their shares at the Annual Meeting, and any further postponements or adjournments of the Annual Meeting.

There were 19,435,642 Common Shares issued and outstanding as of April 8, 2025. See "What are the voting rights of Flora shareholders?"

How can I access the proxy materials over the Internet?

We have elected to provide a Notice of Internet Availability of Proxy Materials pursuant to 17 CFR § 240.14a-16 ("Rule 14a-16") under the United States Exchange Act of 1934, as amended (the "Exchange Act"). In doing so, we are deemed to be in compliance with Section 9.1.5 of Canadian Securities Administrators National Instrument 51-102 - Compliance with SEC Notice-and-Access Rules ("NI 51-102"), because the Company (a) is subject to, and complies with, Rule 14a-16 under the Exchange Act; and (b) residents of Canada do not own, directly or indirectly, outstanding voting securities carrying more than 50% of the votes for the election of directors, and none of the following apply: (i) the majority of the executive officers or directors of the Company are residents of Canada; (ii) more than 50% of the consolidated assets of the Company are located in Canada; or (iii) the business of the Company is administered principally in Canada.

The notice-and-access provisions of Rule 14a-16 are a set of rules developed by the United States Securities and Exchange Commission (the "SEC") that reduce the volume of materials that must be physically mailed to shareholders by allowing the Company to post this Proxy Statement and any additional materials online. Beneficial owners will be sent the Notice of Internet Availability of Proxy Materials at least 40 calendar days prior to the Annual Meeting date, including instructions on how to access all materials identified in the Notice of Internet Availability of Proxy Materials, which will be publicly accessible and free of charge on the Company's website as specified in the Notice of Internet Availability of Proxy Materials. Shareholders may choose to additionally receive a paper or e-mail copy of (i) the proxy materials, including the Notice of Internet Availability of Proxy Materials, Proxy Statement, and Form of Electronic Proxy Card; and (ii) the Company's 2024 Annual Report, at no charge, with the Notice of Internet Availability of Proxy Materials specifying that shareholders should make their requests by no later than June 9, 2025 in order to facilitate timely delivery. Except where specific requests are made in accordance with the provided instructions, all such documents will be available online only and shareholders will not receive a paper or e-mail copy of the proxy materials, other than the Notice of Internet Availability of Proxy Materials.

The Notice of Internet Availability of Proxy Materials is being sent to both registered and Non-registered Shareholders of the securities using notice and access pursuant to applicable laws. Electronic copies of this Proxy Statement and the Notice may be found and downloaded from https://www.cstproxy.com/floragrowth/2025. If you are a NOBO, and the Company or its agent has sent the Notice of Internet Availability of Proxy directly to you, your name, address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the Intermediary holding on your behalf.

The Company (and not the Intermediary holding on your behalf) has assumed responsibility for (i) delivering the Notice of Internet Availability of Proxy to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the request for voting instructions.

What are the voting rights of Flora shareholders?

Holders of our Common Shares are entitled to one (1) vote per Common Share on each matter that is submitted to shareholders for approval.

How do I revoke my proxy and change my vote?

You may change your vote or revoke your proxy at any time before the vote at the Annual Meeting. You may change your vote prior to the Annual Meeting by executing a valid proxy card bearing a later date and delivering it to us prior to the Annual Meeting at Flora Growth Corp. Attention: Chief Financial Officer, 3230 W. Commercial Boulevard, Suite 180, Fort Lauderdale, Florida 33309. Only your latest dated proxy we receive at or prior to the Annual Meeting will be counted. You may also revoke your proxy and change your vote at any time before the final vote at the Annual Meeting by voting again via the Internet. Attendance at the Annual Meeting will not by itself revoke a previously granted proxy. If you hold shares in street name and wish to change your vote, you must follow the directions provided by your brokerage or other financial intermediary.

What are the voting recommendations of the Board?

The Board recommends that you vote:

• "FOR" the election of each of the director nominees named in this Proxy Statement;

• "FOR" re-appointment of Davidson as the Company's independent registered public accounting firm for the 2025 fiscal year;

• "FOR" approval of the 2022 Plan Amendment Proposal;

• "FOR" approval of the Stock Appreciation Rights Proposal;

• "FOR" approval of the Share Consolidation Proposal.

• "FOR" approval of the SAR Repricing Proposal.

What happens if I submit or return my proxy card without voting?

When you properly submit your proxy, the shares it represents will be voted at the Annual Meeting in accordance with your directions. Unless otherwise specified in the proxy, shares of our Common Shares represented by proxies will be voted:

• "FOR" the election of each of the director nominees named in this Proxy Statement;

• "FOR" re-appointment of Davidson & Company LLP as the Company's independent registered public accounting firm for the 2025 fiscal year;

• "FOR" approval of the 2022 Plan Amendment Proposal;

• "FOR" approval of the Stock Appreciation Rights Proposal;

• "FOR" approval of the Share Consolidation Proposal;

• "FOR" approval of the SAR Repricing Proposal; and

• In accordance with the recommendation of our Board "FOR" or "AGAINST" all other business as may properly be brought before the Annual Meeting and at any adjournments or postponements of the Annual Meeting.

What constitutes a quorum?

The bylaws of the Company (the "Bylaws") provide that at each meeting of shareholders, holders of not less than 35% of Common Shares entitled to vote at a meeting of shareholders, present in person or represented by proxy, shall constitute a quorum.

How many votes are needed for the proposals to pass?

Election of Directors

Under our Bylaws, if a quorum is present, the director nominees will be elected if a simple majority of the votes cast at the Annual Meeting are cast "FOR" each director nominee.

Shareholders entitled to vote may vote in favor of all of the nominees or any individual nominee or withhold their votes as to all the nominees or any individual nominee.

Re-Appointment of Davidson & Company LLP as our Independent Registered Public Accounting Firm

If a quorum is present, approval of the re-appointment of our independent registered public accounting firm requires that a simple majority of the votes cast at the Annual Meeting are cast "FOR" re-appointment.

Approval of the 2022 Plan Amendment Proposal

If a quorum is present, approval of the amendment to the 2022 Plan to increase the number of Common Shares issuable thereunder from 2,500,000 to 4,500,000 requires that a simple majority of the votes cast at the Annual Meeting with respect to the 2022 Plan Amendment Proposal are cast "FOR" approval.

Approval of the Stock Appreciation Rights Proposal

If a quorum is present, approval of the Stock Appreciation Rights Proposal to grant the Chief Executive Officer, Chief Financial Officer and Executive Chairman Stock Appreciation Rights requires that a simple majority of the votes cast at the Annual Meeting with respect to the Stock Appreciation Rights Proposal are cast "FOR" approval.

Approval of the Share Consolidation Proposal

If a quorum is present, approval of the Share Consolidation Proposal requires two-thirds of the votes cast at the Annual Meeting are cast "FOR" approval (subject to the separate tabulation of votes described in "Who may vote" set forth above).

Approval of the SAR Repricing Proposal

If a quorum is present, approval of the SAR Repricing Proposal requires that a simple majority of the votes cast at the Annual Meeting are cast "FOR" approval.

What is the effect of abstentions?

Proxies received but marked "ABSTAIN" will be included in the calculation of the number of Common Shares considered to be present at the Annual Meeting for purposes of determining a quorum, but abstentions will not have an effect on the outcome of any proposal.

What are "broker non-votes" and what effect do they have on the proposals?

Broker non-votes occur when an Intermediary holds shares in "street name" for a beneficial owner and that nominee does not vote the shares because it (i) has not received voting instructions from the beneficial owner and (ii) lacks discretionary voting power to vote those shares with respect to a particular proposal. Broker non-votes are counted for purposes of determining the existence of a quorum at the Annual Meeting, but they will have no effect on the outcome of any proposal on which we receive a broker non-vote.

A broker is entitled to vote shares held for a beneficial owner on "routine" matters without instructions from the beneficial owner of those shares, which include the proposal to re-appointment Davidson as our independent public accounting firm for the 2025 fiscal year (Proposal No. 2). On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on "non-routine" matters, which includes Proposal No. 1 and Proposal Nos. 3, 4, 5 and 6 described in this Proxy Statement.

If you hold your shares in street name, it is critical that you provide your Intermediary with instructions on how to cast your vote if you want it to count in the election of directors (Proposal No. 1), the 2022 Plan Amendment Proposal (Proposal No. 3), the Stock Appreciation Rights Proposal (Proposal No. 4), the Share Consolidation Proposal (Proposal No. 5) and the SAR Repricing Proposal (Proposal No. 6) described in this Proxy Statement. If you hold your shares in street name, and you do not instruct your Intermediary how to vote, then it will not be voted for the election of directors, the 2022 Plan Amendment Proposal, the Stock Appreciation Rights Proposal and the SAR Repricing Proposal.

If any other routine matters are properly brought before the Annual Meeting in addition to Proposal No. 2, then brokers holding shares in street name may vote those shares in their discretion for any such routine matters.

What is "householding" and how does it work?

The SEC rules permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering only one Notice of Internet Availability of Proxy Materials addressed to those shareholders, if consented to by the shareholders. This delivery method, called "householding," reduces our delivery costs and provides extra convenience for shareholders. Shareholders who participate in householding and who request to receive printed proxy materials will continue to receive separate proxy cards.

Once a shareholder has received notification from its broker that it will be "householding" communications to such shareholder's address, "householding" will continue until such shareholder is notified otherwise or until such shareholder notifies its broker or us that it no longer wishes to participate in "householding." A shareholder may revoke such shareholder's consent by notifying its broker or delivering written notice of such revocation to the Company at Flora Growth Corp., Attention: Chief Financial Officer, 3230 W. Commercial Boulevard, Suite 180, Fort Lauderdale, Florida 33309. Upon written or oral request of a shareholder at a shared address to which a single copy of this Notice of Internet Availability of Proxy Materials was delivered, we will deliver promptly separate copies of these documents or do so in the future if requested.

How to Submit Shareholder Proposals for Next Year's Annual Meeting

Pursuant to Rule 14a-8 under the Exchange Act, our shareholders may present proper proposals for inclusion in our proxy statement and form of proxy and for consideration at the next annual meeting by submitting their proposals to us in a timely manner. Any shareholder of the Company who wishes to present a proposal for inclusion in the proxy statement and form of proxy for action at the 2026 Annual Meeting must comply with our Bylaws and the rules and regulations of the SEC, each as then in effect. Such proposals must be mailed to us at our offices at Flora Growth Corp., Attention: Chief Financial Officer, 3230 W. Commercial Boulevard, Suite 180, Fort Lauderdale, Florida 33309. Under the rules of the SEC, any shareholder proposal intended to be presented at the 2026 Annual Meeting must be received no later than February 8, 2026, which is 120 days prior to the one-year anniversary of the expected mailing date of this Proxy Statement in order to be considered for inclusion in our proxy statement and form of proxy relating to such meeting.

Pursuant to the rules of the SEC, a shareholder must follow certain procedures to nominate persons for election as directors or to introduce an item of business at an annual meeting of shareholders. In order to be timely, we must receive notice of your intention to introduce a nomination or propose an item of business at our 2026 Annual Meeting before the close of business on February 8, 2026. If we change the date of our 2026 Annual Meeting by more than thirty days before, or more than thirty days after, the one-year anniversary of the Annual Meeting, then the written notice of a shareholder proposal that is not intended to be included in our proxy statement must be delivered, or mailed and received, not later than the ninetieth day prior to our 2026 Annual Meeting or, if later, the tenth day following the day on which public announcement of the date of such meeting is first made. You are advised to review our Bylaws and the applicable securities laws, which contain additional requirements with respect to director nominees.

If a shareholder notifies us of an intent to present a proposal at the 2026 Annual Meeting at any time after February 8, 2026 (and for any reason the proposal is voted on at that meeting), it may be considered untimely and our proxy holders will have the right to exercise discretionary voting authority with respect to the proposal, if presented at the meeting, without including information regarding the proposal in our proxy materials. Under the rules of the SEC, in the event we change the date of our 2026 Annual Meeting by more than thirty days after the one-year anniversary of the Annual Meeting, the deadline for a shareholder to submit a proposal for the 2026 Annual Meeting is a reasonable time before we begin to print and send our proxy materials.

Who tabulates the votes?

Prior to the Annual Meeting, we will select an inspector of election for the meeting. Such inspector will determine the number of Common Shares represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof.

Who pays the cost of this proxy solicitation?

The Company is making this solicitation. We pay the cost of soliciting your proxy, and we reimburse brokerage firms and others for forwarding proxy materials to you. Our directors, officers and employees may participate in the solicitation of proxies without additional consideration. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees, and other institutional owners. Our costs for such services, if retained, will not be significant.

Will a list of shareholders entitled to vote at the Annual Meeting be available?

In accordance with the Company's Bylaws, a list of shareholders entitled to vote at the Annual Meeting will be available at our executive office in Fort Lauderdale, Florida and will be accessible prior to the Annual Meeting between the hours of 9:00 a.m. and 5:00 p.m. The list of shareholders will also be available in person at the Annual Meeting.

Where can I find voting results of the Annual Meeting?

We will announce the results for the proposals voted upon at the Annual Meeting and publish final detailed voting results in a Form 8-K filed within four business days of the Annual Meeting.

What are the implications of the Company being an emerging growth company and a smaller reporting company?

We are an "emerging growth company," as defined in the Jumpstart Our Business Startups Act of 2012 (the "JOBS Act") and a "smaller reporting company," as defined in Rule 12b-2 under the Exchange Act. As an emerging growth company and a smaller reporting company, we provide in this Proxy Statement the scaled disclosure permitted under the JOBS Act and otherwise as applicable to smaller reporting companies. In addition, as an emerging growth company, we are not required to conduct votes seeking shareholder approval on an advisory basis of (1) the compensation of our "named executive officers" ("Named Executive Officers") (or the frequency with which such votes must be conducted or (2) compensation arrangements and understandings in connection with merger transactions, known as "golden parachute" arrangements.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains "forward-looking statements," as that term is defined under the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Exchange Act. Forward-looking statements may include projections and estimates concerning our possible or assumed future results of operations, financial condition, business strategies and plans, market opportunity, competitive position, industry environment, and potential growth opportunities. In some cases, you can identify forward- looking statements by terms such as "may", "will", "should", "believe", "expect", "could", "intend", "plan", "anticipate", "estimate", "continue", "predict", "project", "potential", "target," "goal" or other words that convey the uncertainty of future events or outcomes. You can also identify forward-looking statements by discussions of strategy, plans or intentions. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, because forward-looking statements relate to matters that have not yet occurred, they are inherently subject to significant business, competitive, economic, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. These and other important factors, including, among others, those discussed in this Proxy Statement, may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements in this Proxy Statement. Risks and uncertainties, the occurrence of which could adversely affect our business, include, but are not limited to, the following:

·	our limited operating history and net losses;
·	changes in cannabis laws, regulations and guidelines, including stop sale orders;
·	decrease in demand for cannabis and derivative products due to certain research findings, proceedings, or negative media attention;
·	our ability to continue as a going concern absent access to sources of liquidity;
·	damage to our reputation as a result of negative publicity;
·	exposure to product liability claims, actions and litigation;
·	risks associated with product recalls;
·	product viability;
·	continuing research and development efforts to respond to technological and regulatory changes;
·	shelf life of inventory;
·	our ability to successfully integrate businesses that we acquire;
·	our ability to achieve economies of scale;
·	our ability to fund overhead expenses, including costs associated with being a publicly-listed company;
·	maintenance of effective quality control systems;
·	changes to energy prices and supply;
·	risks associated with expansion into new jurisdictions;
·	regulatory compliance risks;
·	opposition to the cannabinoid industry; and
·	potential delisting resulting in reduced liquidity of our Common Shares.

Given the foregoing risks and uncertainties, you are cautioned not to place undue reliance on the forward-looking statements in this Proxy Statement. The forward-looking statements contained in this Proxy Statement are not guarantees of future performance and our actual results of operations and financial condition may differ materially from such forward- looking statements. In addition, even if our results of operations and financial condition are consistent with the forward-looking statements in this Proxy Statement, they may not be predictive of results or developments in future periods.

Any forward-looking statement that we make in this Proxy Statement speaks only as of the date of this Proxy Statement. Except as required by law, we do not undertake any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements in this Proxy Statement, whether as a result of new information, future events or otherwise, after the date of this Proxy Statement.

Market, Industry and Other Data

This Proxy Statement contains estimates, projections and other information concerning our industry, our business and the markets for our products. Information that is based on estimates, forecasts, projections, market research or similar methodologies is inherently subject to uncertainties, and actual events or circumstances may differ materially from events and circumstances that are assumed in this information. Unless otherwise expressly stated, we obtained this industry, business, market and other data from our own internal estimates and research, as well as from reports, research surveys, studies and similar data prepared by market research firms and other third parties, industry and general publications, government data, and similar sources.

DIRECTORS & EXECUTIVE OFFICERS

Directors, Director Nominees & Executive Officers

The Articles provide our Board consists of a minimum of one and a maximum of ten directors. The number of directors to be elected at the Annual Meeting has been fixed at five (5) and there are presently five (5) directors of the Company, each of whose term of office expires at the Meeting. All director nominees are to be elected at the Annual Meeting, each to hold office until the 2026 Annual Meeting or until his or her successor is duly elected and qualified. Each Registered Shareholder on June 2, 2025 is entitled to cast one vote for each of our Common Shares either in favor of or against the election of each nominee, or to abstain from voting on any or all nominees. Although management does not anticipate that any nominee will be unable or unwilling to serve as a director, in the event of such an occurrence, proxies may be voted in the discretion of the persons named in the proxy for a substitute designated by the Board, unless the Board decides to reduce the number of directors constituting the Board. The election of each director requires the affirmative vote of the simple majority of votes cast at the Annual Meeting. Shareholders will vote for the election of each individual director separately.

The names of our current directors, director nominees, and executive officers and their respective ages, positions, biographies and, in the case of director nominees, their qualifications to serve as directors, are set forth below.

Name and Place of Residence	Position	Age
Executive Officers:
Clifford Starke Panama	Chief Executive Officer and Director	41
Sammy Dorf Florida, USA	Executive Chairman and Director	40
Dany Vaiman Ontario, Canada	Chief Financial Officer	39
Non-Employee Directors:
Edward Woo British Columbia, Canada	Director(1)	46
Harold Wolkin Ontario, Canada	Director(1)	73
Manfred Leventhal Ontario, Canada	Director(1)	73

____________

(1) Each nominee for director has been reviewed and recommended for nomination by our Nominating and Corporate Governance Committee and has consented to serve as a director if elected.

Non-Director Executive Officers

Dany Vaiman, Chief Financial Officer: Mr. Vaiman has served as the Company's Chief Financial Officer since June 2023 and as the Company's Senior VP Finance from December 2022 to June 2023. From February 2022 through the closing of the Company's arrangement with Franchise Global Health Inc. ("Franchise") on December 23, 2022 (the "Arrangement"), he served as the Chief Financial Officer of Franchise. Prior to that, Mr. Vaiman served as Corporate Controller (from July 2018 to July 2021) and as Assistant Controller (from June 2016 to June 2018) of Torex Gold Resources Inc. - a leading intermediate gold producer listed on the Toronto Stock Exchange (the "TSX"). For seven years, Mr. Vaiman was with Ernst & Young's Toronto Audit Group, specializing in publicly listed TSX and SEC clients. Mr. Vaiman is a Chartered Professional Accountant (CPA) and Chartered Accountant (CA) in Ontario, a Certified Public Accountant (CPA) in Illinois, and holds a Bachelor of Business Administration (Honours) from the Schulich School of Business.

Director Nominees

Clifford Starke, Chief Executive Officer and Director: Mr. Starke was appointed as the Company's Chief Executive Officer in June 2023. Previously, he served as President from December 2022 to June 2023. Prior to his appointment, from February 2022 through the closing of the Company's acquisition of the business, Mr. Starke served as the Executive Chairman and Chief Executive Officer of Franchise. Since May 2018, Mr. Starke has served as the Chairman of Hampstead Private Capital Ltd., a Bermuda based merchant bank investing in small to mid-cap, high growth companies in various sectors and primarily focused in the medical cannabis industry. Mr. Starke has over 18 years of investing and public markets experience and, over the last seven years, has acted as a financier, investor and operator of cannabis companies. Mr. Starke holds a Bachelor of Arts degree in History from Queen's University. Mr. Starke's qualifications to serve on our Board include his M&A, public market investment and capital raising experience and knowledge of the cannabis industry.

Sammy Dorf, Executive Chairman and Director: Mr. Dorf is Co-Founder and former Chief Growth Officer of Verano Holdings Corp. ("Verano") - a vertically integrated United States cannabis company with revenues exceeding $925 million as per the latest annual reporting period. He was with Verano from October 2015 to March 2024. From November 2023 to the present, he has been the founder of Dreamlife Consulting. He was instrumental in Verano's growth; his achievements include raising capital, securing more than 40 licenses across 14 states, and building its operations in markets such as Illinois, Maryland, Nevada, Pennsylvania, and Ohio. A criminal defense attorney turned cannabis entrepreneur; he has had a key role in many deals in the cannabis space. Mr. Dorf was inducted into the High Times 100. The award was created by High Times, a cannabis publication to celebrate the remarkable strides and efforts of the men and women currently influencing and actively shaping the business, technology, science, health, and innovation in cannabis today.

Edward Woo, Director: Mr. Woo joined our Board in December 2022. From August 2021 through the closing of the Arrangement, he served as the President and Chief Operating Officer of Franchise. Mr. Woo is a seasoned business executive with extensive experience in the consumer-packaged goods industry. Over the past 20 years, Mr. Woo focused his efforts on the tobacco industry in the areas of sales, trade marketing, business strategy, political mobilization and government affairs. As a former executive at Rothmans Benson & Hedges Inc. and Philip Morris International, Mr. Woo held several leadership roles which included serving as Head of Regulatory & External Affairs at the Global Headquarters in Lausanne, Switzerland (2016 through 2021) and as Regional Communications Director Latin America and Canada (from 2013 through 2016). Mr. Woo has extensive global experience and strong ties to the European markets and worked closely with over 30 markets in Europe, Middle East, Asia and Latin America on the rollout of Philip Morris' revolutionary IQOS product, with a particular focus on execution, supply chain, regulation and stakeholder engagement. Mr. Woo holds a BA in Economics from the University of Western Ontario. Mr. Woo's qualifications to serve on our Board include his extensive experience in the consumer-packaged goods industry, his regulatory knowledge and experience and his ties to the European markets.

Harold Wolkin, Director: Mr. Wolkin brings over 30 years of progressive experience in the finance sector, having held significant roles in investment banking, including positions at BMO Capital Markets and Dundee Capital Markets. He has an extensive background and expertise in the areas of financial strategy and governance. Mr. Wolkin currently serves on the boards of several publicly listed companies. He is the Audit Committee Chair at Baylin Technologies Inc. (TSX: BYL), the Lead Independent Director and Audit Committee Chair at Cipher Pharmaceuticals (TSX: CPH), Chairman of Femto Technologies Inc. (Nasdaq: BCAN). Mr. Wolkin has also made notable contributions to the financial community as a past President of the CFA Society Toronto, and he has been a member of the Chartered Financial Institute since 1980, holding the Chartered Financial Analyst (CFA) designation. Mr. Wolkin holds a Bachelor of Arts in Economics from York University and a Master of Arts in Economics and Finance from the University of Toronto. He is also a graduate and member of the Institute of Corporate Directors, further underscoring his commitment to excellence in corporate governance.

Manfred Leventhal, Director: Mr. Leventhal is an accomplished executive with over 20 years of experience driving growth, strategy, and governance in small to mid-cap companies. He is a seasoned board member having a proven track record of success in corporate finance, strategy, and leadership. As the Canadian Director, from 2015 to 2022, for the real estate investment company, Hagshama Fund Ltd., Mr. Leventhal oversaw the company's project acquisition and development in Canada. He was the Chairman and a director, from 2017 to 2022 of the oil exploration company, Genesis Petrocorp Ltd. Where he oversaw the company's growth and expansion initiatives. Mr. Leventhal holds a CPA & CGA (Ontario, Canada) designation and a Bachelor of Commerce from the University of The Witwatersrand, Johannesburg, South Africa where he majored in applied economics.

Family Relationships

There are no family relationships between any of our officers, directors or director nominees.

Involvement in Certain Legal Proceedings

Corporate Cease Trade Orders

To the knowledge of the Company, no proposed director of the Company is, as at the date of the Proxy Statement, or has been, within 10 years before the date of this Proxy Statement, a director, Chief Executive Officer or Chief Financial Officer of any company (including the Company) that,

(a) was subject to an order that was issued while the proposed director was acting in the capacity as director, Chief Executive Officer or Chief Financial Officer; or

(b) was subject to an order that was issued after the proposed director ceased to be a director, Chief Executive Officer or Chief Financial Officer and which resulted from an event that occurred while that person was acting in the capacity as director, Chief Executive Officer or Chief Financial Officer.

Bankruptcy and Insolvency

To the knowledge of the Company, no proposed director of the Company:

(a) is, as at the date of this Proxy Statement, or has been within 10 years before the date of this Proxy Statement, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

(b) has, within the 10 years before the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

Penalties and Sanctions

To the knowledge of the Company, no proposed director of the Company has been subject to:

(a) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

(b) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

CORPORATE GOVERNANCE

Overall Role of the Board

Our Common Shares are listed on the Nasdaq Capital Market under the symbol "FLGC." Pursuant to our Bylaws and applicable Ontario law, our business and affairs are managed under the direction of our Board. Directors are kept informed of the Company's business through discussions with management, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

Board Leadership Structure

The Company is led by Mr. Starke, who has served as Chief Executive Officer since June 2023. Mr. Dorf has served as the Company's Executive Chairman since December 2024.

Although the Board does not have a formal policy on whether the roles of Chief Executive Officer and Chairman of the Board should be separated, we believe that our current Board leadership structure is suitable for us. The Chief Executive Officer is the individual selected by the Board to manage our Company on a day-to-day basis, and his direct involvement in our business operations makes him best positioned to lead productive Board strategic planning sessions and determine the time allocated to each agenda item in discussions of our Company's short- and long-term objectives. The Company has not developed a written position description for the Chairman of the Board, the Chief Executive Officer or the chair of any board committee. The Company has not adopted a specific maximum term limit for its directors as it feels the shareholders of the Company should have the power to elect directors who they feel are appropriate regardless of how long such directors have served on the Board.

Risk Oversight. One of the key functions of our Board is informed oversight of our risk management process. Our Board administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also has the responsibility to review with management the process by which risk assessment and management is undertaken, monitor compliance with legal and regulatory requirements, and review the adequacy and effectiveness of our internal controls over financial reporting. Our Nominating and Corporate Governance Committee is responsible for periodically evaluating our company's corporate governance policies and systems.

Policies Regarding the Representation of Women. The Nominating and Corporate Governance Committee currently does not consider the level of representation of women on the Board or in executive officer positions in identifying and nominating candidates for election or re-election to the Board or as executive officers of the Company. However, informally, in identifying and selecting director or executive officer nominees, the Company values diversity, including, without limitation, diversity of experience, perspective, education, race, gender and national origin, as one among the many factors taken into consideration during the search process. The Company also considers, among other things, the qualifications, personal qualities, business background and relevant experience of individual candidates as well as the overall composition of the Board or executive officers with a view to identifying and selecting the most ideal and complementary candidates. The Nominating and Corporate Governance Committee and the Board intend to consider on an ongoing basis whether the Company should adopt specific policies and practices regarding the representation of women on the Board and in executive officer positions, including the setting of targets for such representation.

Currently the Company does not have women directors of executive officers.

Director Independence. Our Board undertook a review of the independence of each director. Based on information provided by each director concerning his or her background, employment, and affiliations, our Board has determined that the Board meets independence standards under the applicable rules and regulations of the SEC, the listing standards of the Nasdaq Stock Market LLC ("Nasdaq") and National Instrument 52-110 - Audit Committees ("NI 52-110"). The Board has affirmatively determined that the following directors and director nominees are "independent" as defined in the listing standards of Nasdaq and under National Instrument 58-101 - Disclosure of Corporate Governance Practices ("NI 58-101"): Edward Woo, Harold Wolkin and Manfred Leventhal. The Board has also determined that Clifford Starke and Sammy Dorf are not "independent" as defined in the listing standards of Nasdaq and under NI 52-110. In making these determinations, our Board considered the current and prior relationships that each director has with our Company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our Common Shares by each director, and the transactions involving them described in the section titled "Certain Relationships and Related Party Transactions." While our Board has appointed Mr. Dorf as Executive Chairman of the Board, the breadth and depth of experience of the independent directors as a whole provides the Board with important leadership qualities. All directors, including independent directors, are invited to openly provide their thoughts and opinions. The Board does not take any specific steps to provide leadership for its independent directors.

Code of Ethics. Our Board has adopted a Code of Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of our Code of Conduct and Ethics is available on our website. We intend to disclose future amendments to certain provisions of our Code of Conduct and Ethics, or waivers of certain provisions as they relate to our directors and executive officers, at the same location on our website or in our public filings. The information on our website is not intended to form a part of or be incorporated by reference into this Proxy Statement. The Board monitors compliance with the Code of Conduct and Ethics by requiring all action prohibited by the Code of Conduct and Ethics to be reported to the Audit Committee, if involving a director or officer, and to the Chief Compliance Officer, if involving anyone else.

Orientation and Continuing Education. The Nominating and Corporate Governance Committee is responsible for the onboarding of new directors and the continuing education of existing directors. Pursuant to its charter, the Nominating and Corporate Governance Committee develops and annually reviews orientation and education programs for new directors and provides ongoing education for all directors. Upon joining the Board, each director is provided with an orientation package regarding the role of the Board, its committees and its directors, and the nature and operation of the Company's current and past business. They are also provided with a copy of the Code of Conduct and Ethics, the Audit Committee Charter and the Nominating and Corporate Governance Charter. The Board encourages directors to participate in continuing education opportunities in order to ensure that the directors maintain or enhance their skills and abilities as directors, and maintain a current and thorough understanding of the Company's business.

Board Meetings. The Board meets regularly during the year and holds special meetings and acts by unanimous written consent whenever circumstances require. Independent directors meet at regularly scheduled executive sessions without management present. All of our directors are encouraged to attend our Annual Meeting.

In fiscal year 2024, there were 28 Board and committee meetings held and each director attended 100 percent of the Board meetings and the committee meetings held by all committees of the Board on which he or she served during 2024. None of the directors attended the 2024 Annual and Special Meeting of Shareholders.

Board Committees.

Our Board has three standing committees: an Audit Committee; a Compensation Committee; and a Nominating and Corporate Governance Committee. Each of the committees reports to the Board as it deems appropriate and as the Board may request. The composition, duties and responsibilities of these committees are set forth below. In the future, our Board may establish other committees, as it deems appropriate, to assist it with its responsibilities.

The table below provides current committee membership information:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Harold Wolkin	Chair	X	Chair
Edward Woo	X	Chair	X
Manfred Leventhal	X	X	X

Committee Meetings. Each committee member had 100% attendance at all committee meetings held in 2024.

Audit Committee. We have a standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Our Audit Committee is responsible for, among other things:

• appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;

• discussing with our independent registered public accounting firm their independence from management;

• reviewing, with our independent registered public accounting firm, the scope and results of their audit;

• approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

• overseeing the financial reporting process and discussing with management and our independent registered public accounting firm any financial statements that we file with the SEC;

• overseeing our financial and accounting controls and compliance with legal and regulatory requirements;

• reviewing our policies on risk assessment and risk management;

• reviewing related person transactions; and

• establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

The Audit Committee is composed of Harold Wolkin, Edward Woo and Manfred Leventhal with Mr. Wolkin serving as chair. Assuming all the directors included in Proposal No. 1 are elected, the Audit Committee is expected to be composed of Messrs. Harold Wolkin, Edward Woo and Manfred Leventhal with Mr. Wolkin serving as chair. Mr. Wolkin, Mr. Woo and Mr. Leventhal each qualify as an "audit committee financial expert" as such term has been defined in Item 407(d)(5) of Regulation S-K. All Audit Committee members, as well new expected members, are "financially literate" as defined in NI 52-110. Our Board has affirmatively determined that Messrs. Wolkin, Woo and Leventhal each meet the definition of "independent director" for purposes of serving on the Audit Committee under the Nasdaq rules, the independence standards under Rule 10A-3 of the Exchange Act and under NI 52-110. Both our independent registered public accounting firm and management personnel periodically meet privately with our Audit Committee.

Our Board has adopted a written charter for the Audit Committee.

The Report of the Audit Committee, which is set forth in this Proxy Statement, further describes the Audit Committee's responsibilities and its recommendation with respect to our audited consolidated financial statements for the year ended December 31, 2023.

Compensation Committee. Our Compensation Committee is responsible for, among other things:

• reviewing and approving the corporate goals and objectives, evaluating the performance and reviewing and approving the compensation of our executive officers;

• reviewing and approving or making recommendations to our Board regarding our incentive compensation and equity-based plans, policies and programs;

• reviewing and approving all employment agreement and severance arrangements for our executive officers;

• making recommendations to our Board regarding the compensation of our directors; and

• retaining and overseeing any compensation consultants.

The Compensation Committee is composed of Harold Wolkin, Manfred Leventhal and Edward Woo, with Mr. Woo serving as chair. Assuming all the directors included in Proposal No. 1 are elected, the Compensation Committee is expected to be composed Harold Wolkin, Manfred Leventhal and Edward Woo, with Mr. Woo serving as chair. Our Board has affirmatively determined that Messrs. Wolkin, Leventhal and Woo each meet the definition of "independent director" for purposes of serving on the Compensation Committee under the Nasdaq rules, the independence standards under Rule 10A-3 of the Exchange Act and under NI 58-101. Each member of our Compensation Committee is a non-employee director (within the meaning of Rule 16b-3 under the Exchange Act).

The Compensation Committee may establish and delegate authority to one or more subcommittees consisting of one or more of its members, when the Compensation Committee deems it appropriate to do so in order to carry out its responsibilities. In carrying out its responsibilities, the Compensation Committee shall be entitled to rely upon the advice and information that it receives in its discussions and communications with management and such experts, advisors and professionals with whom the Compensation Committee may consult.

The Board is of the view that the members of the Compensation Committee collectively have the knowledge, skills, experience and background to make decisions on the suitability of the Company's compensation policies and practices. A description of such skills and experience for the committee members is set out in this Proxy Statement under the heading "Directors, Director Nominees & Executive Officers."

Our Board has adopted a written charter for the Compensation Committee. The Compensation did not receive any recommendations from any compensation consultants during the 2024 fiscal year.

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee is responsible for, among other things:

• identifying individuals qualified to become members of our Board, consistent with criteria approved by our Board;

• overseeing succession planning for our executive officers;

• periodically reviewing our Board' leadership structure and recommending any proposed changes to our Board;

• overseeing an annual evaluation of the effectiveness of our Board and its committees, including distributing annual written self and Board-assessments; and

• developing and recommending to our Board a set of corporate governance guidelines.

The Nominating and Corporate Governance Committee is composed of Mr. Wolkin, Mr. Leventhal and Mr. Woo, with Mr. Wolkin serving as chair. Assuming all the directors included in Proposal No. 1 are elected, the Nominating and Corporate Governance Committee is expected to be composed of Mr. Wolkin, Mr. Leventhal and Mr. Woo, with Mr. Wolkin serving as chair. Our Board has affirmatively determined that Messrs. Woo, Wolkin and Leventhal each meet the definition of "independent director" for purposes of serving on the Nominating and Corporate Governance Committee under the Nasdaq rules, the independence standards under Rule 10A-3 of the Exchange Act and under NI 58-101.

Our Board has adopted a written charter for the Nominating and Corporate Governance Committee.

Director Nominations. The Nominating and Corporate Governance Committee may solicit recommendations for the Board from any or all of the following sources: non-management directors, the Chief Executive Officer, other executive officers, third-party search firms, or any other source it deems appropriate, including shareholders. The Committee will evaluate all such proposed director candidates in the same manner, with no regard to the source of the initial recommendation of such proposed director candidate. In identifying and evaluating proposed director candidates, the Nominating and Corporate Governance Committee considers, in addition to the minimum qualifications and other criteria for Board membership, all facts and circumstances that it deems appropriate or advisable, including, among other things:

1. The skills of the proposed director candidate.

2. His or her depth and breadth of business experience.

3. Whether the nominee would help achieve a mix that represents a diversity of background and experience, inclusive of gender, race, ethnicity, age, gender identity, gender expression, persons with disabilities and sexual orientation or other background characteristics.

4. His or her independence.

5. The needs of the Board.

The Nominating and Corporate Governance Committee will consider candidates recommended by the Company's shareholders who are eligible to serve as directors in accordance with the Company's Bylaws and the Business Corporations Act (Ontario) (the "OBCA").

Although we have not adopted a formal policy regarding the consideration of Board candidates recommended by our shareholders, the Board believes that the procedures set forth in our Bylaws are currently sufficient and that the establishment of a formal policy is not necessary. Without limiting the requirements contained in our Bylaws, the recommendation must set forth (i) as to each person whom the shareholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class and number of Common Shares that are owned beneficially or of record by the person, (D) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) and (E) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (ii) as to the shareholder giving the notice (A) the name and record address of such shareholder as they appear on the Company's books, (B) the class and number of Common Shares that are owned beneficially and of record by such shareholder and the beneficial owner, if any, on whose behalf the nomination is made and (C) any material interest of the shareholder in such nomination. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

Director Election - Majority Vote. The election of each director requires the affirmative vote of the simple majority of votes cast at the Annual Meeting. Shareholders will vote for the election of each individual director separately. "Abstain" votes and broker-non votes will have no effect on the election of the director nominees.

Communications with the Company and the Board. All interested parties, including shareholders, may communicate with the Company or our Board by letter addressed to Flora Growth Corp. Attention: Chief Financial Officer, 3230 W. Commercial Boulevard, Suite 180, Fort Lauderdale, Florida 33309.

Certain Relationships and Related Party Transactions

Except as set forth below, since January 1, 2023, there has not been nor are there currently proposed any transactions or series of similar transactions to which we were or are to be a party in which the amount involved exceeds the lesser of $120,000 or one percent (1%) of the average of our total assets at year-end for the last two completed fiscal years and in which any director, executive officer, holder of more than 5% of the Common Shares or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

Transactions with Related Parties

On January 30, 2025, the Company and United Beverage Distribution Inc, a South Dakota corporation ("United"), entered into a Share Purchase Agreement (the "Share Purchase Agreement") pursuant to which the Company purchased 100% of the issued and outstanding common shares of United (the "United Common Shares"), a distributor of cannabis-infused drinks (the "United Transaction").

Under the terms of the Share Purchase Agreement, the Company agreed to purchase the United Common Shares from the group of sellers listed in the Share Purchase Agreement (the "Sellers"), which included Clifford Starke and Sammy Dorf, each of whom are directors of Flora (the "Flora Directors"), and Flora's Chief Financial Officer, Dany Vaiman (together with the Flora Directors, the "Flora Insiders") for (i) 923,744 Common Shares, representing 4.99% of the outstanding Common Shares as of January 30, 2025, issued to the Sellers who are not Flora Insiders and (ii) promissory notes with five year maturities that accrue interest at a rate of 6% per annum in an aggregate principal amount of $2,845,700 issued to the Sellers (the "Notes"). The Share Purchase Agreement contains standard representations, warranties, covenants, and indemnity provisions, and its terms were unanimously approved by the disinterested directors of Flora.

The foregoing descriptions of the material terms of the Share Purchase Agreement and the Notes do not purport to be complete and are qualified in its entirety by reference to the Exhibit 10.1 and Exhibit 10.2 to the Company's Form 8-K filed with the SEC on February 5, 2025.

The outstanding balance of the Notes as of March 21, 2025 was $2,845,700. No payments of principal or interest were made on the Notes during the years ended December 31, 2024 and December 31, 2023.

Indemnification Agreements and Directors' and Officers' Liability Insurance

We have entered into indemnification agreements with each of our executive officers and directors. We also maintain an insurance policy that covers liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers.

Related Party Transaction Policy

Our Audit Committee is responsible for the review, approval, or ratification of any potential conflict of interest transaction involving any of our directors or executive officers, director nominees, any person known by us to be the beneficial owner of more than 5% of our outstanding Common Shares, or any family member of or related party to such persons, including any transaction required to be reported under Item 404(a) of Regulation S-K promulgated by the SEC.

In reviewing any such proposed transaction, our Audit Committee is tasked with considering all relevant facts and circumstances, including the commercial reasonableness of the terms, the benefit or perceived benefit, or lack thereof, to us, opportunity costs of alternate transactions, the materiality and character of the related person's direct or indirect interest and the actual or apparent conflict of interest of the related person.

Under our policy, employees are required to report any material transaction or relationship that could result in a conflict of interest to our compliance officer.

Interest of Certain Persons in Matters to be Acted Upon

Other than as set forth in this Proxy Statement, the management of the Company is not aware of any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, of any person who has been a director or executive officer at any time since the beginning of the fiscal year ended December 31, 2024, or any proposed nominee for election as a director, or any associate or affiliate of any of the foregoing persons, in any matter to be acted upon at the Meeting other than the election of directors or the re-appointment of auditors. All of the directors and officers are entitled to receive Stock Options pursuant to the Company's Stock Option Plan and Awards pursuant to the 2022 Plan. See "Executive Compensation" for further details. Assuming the Stock Appreciation Rights Proposal in Proposal No. 4 and the SAR Repricing Proposal in Proposal No. 6 are passed, the Company's Chief Executive Officer, Chief Financial Officer and Executive Chairman would be entitled to receive the SARs and the Eligible SARs (as defined below) held by the Chief Executive Officer and Chief Financial Officer would be repriced. See "Proposal No. 4 - Approval of Stock Appreciation Rights Proposal" and "Proposal No. 6 - Approval of SAR Repricing Proposal" for further details.

SHARE OWNERSHIP

The following table sets forth information known to us regarding beneficial ownership of Common Shares as of April 8, 2025 by:

• each person known by us to be the beneficial owner of more than 5% of outstanding Common Shares;

• each of our executive officers and directors;

• all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days of April 8, 2025. In computing the number of Common Shares beneficially owned by a person or entity and the percentage ownership of that person or entity in the table below, all Common Shares subject to options, warrants and restricted stock units held by such person or entity were deemed outstanding if such securities are currently exercisable, or exercisable or would vest based on service-based vesting conditions within 60 days of April 8, 2025. These Common Shares were not deemed outstanding, however, for the purpose of computing the percentage ownership of any other person or entity.

The beneficial ownership of our Common Shares is based on 19,435,642 Common Shares outstanding as of April 8, 2025.

Unless otherwise indicated, we believe that each person named in the table below has sole voting and investment power with respect to all Common Shares beneficially owned by him.

Unless otherwise noted, the business address of each of these shareholders is c/o Flora Growth Corp. 3230 W. Commercial Boulevard, Suite 180, Fort Lauderdale, Florida 33309.

Beneficial Owner	Number of Common Shares Beneficially Owned(1)		Percentage of Common Shares Beneficially Owned(1)
Executive Officers
Clifford Starke(2)(7)	2,246,902		11.56%
Dany Vaiman(3)(7)	170,850		0.88%
Sammy Dorf(5)	250,000		1.29%
Non-Employee Directors
Edward Woo(4)(7)	136,719		0.70%
Harold Wolkin(6)	25,000		0.13%
Manfred Leventhal	-		-
5% or greater shareholders	-		-
All directors and executive officers as a group of 5 persons	2,829,471	(1)	14.56%

(1) Percentages are based on 19,435,642 Common Shares issued and outstanding as of April 8, 2025. Information as to the number of Common Shares beneficially owned, or over which control or direction is exercised, directly or indirectly, not being within the direct knowledge of the Company, has been furnished by the respective directors individually or obtained from the System for Electronic Disclosure by Insiders and may include Common Shares owned or controlled by spouses and/or children of such individuals and/or companies controlled by such individuals or their spouses and/or children.

(2) Includes (i) 906,846 shares held directly by Mr. Starke and 1,340,056 shares held by YT Research, Inc., a company owned and controlled by Mr. Starke. Mr. Starke filed a 13D A-5 with the SEC on December 17, 2024.

(3) Includes 170,850 shares held directly by Mr. Vaiman. Mr. Vaiman filed 13D A-1 with the SEC on December 17, 2024.

(4) Includes (i) 134,698 shares held directly by Mr. Woo, (ii) 2,021 shares held by 1317433 B.C. Limited, a company in which Mr. Woo is the sole director and equity owner.

(5) Includes 250,000 shares held directly by Mr. Dorf.

(6) Includes 25,000 shares held directly by Mr. Wolkin.

(7) Messrs. Starke, Vaiman and Woo have reported as a group pursuant to Amendment No. 1 on Form 13D filed by Mr. Starke with the SEC on April 21, 2023. The number of shares disclosed in the above table only reflect the shares held or controlled directly by each director of officer and each such personal specifically disclaims beneficial ownership of the securities and he does not directly own or control.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act and the rules thereunder require our directors, executive officers and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports with the SEC relating to their share ownership and changes in such ownership. We have reviewed the Section 16(a) forms received from or filed by the Company. Based on our review, we believe that the following Section 16(a) forms were filed late:

  One Form 3 report on behalf of Brendan Cahill representing one transaction on May 5, 2024 was filed late on May 21, 2025;
  One Form 3 report on behalf of Manfred Leventhal representing one transaction on December 5, 2024 was filed late on December 16, 2024;
  Two Form 4 reports on behalf of Clifford Starke representing one transaction on December 15, 2023 and one transaction on August 14, 2024 were filed late on September 6, 2024;
  Two Form 4 reports on behalf of Dany Vaiman representing one transaction on December 15, 2023 and one transaction on August 14, 2024 were filed late on September 9, 2024;
  One Form 3 report on behalf of Harold Wolkin representing one transaction on August 29, 2024 was filed late on September 11, 2024; and
  One Form 4 report on behalf of Harold Wolkin representing one transaction on September 6, 2024 was filed late on September 11, 2024.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides information as of December 31, 2024 with respect to our Common Shares that may be issued under the Company Stock Option Plan and 2022 Plan.

Plan Category	Number of Securities To Be Issued Upon Exercise Of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price Of Outstanding Options, Warrants And Rights	Number Of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the first column)
Equity Compensation Plans Approved by Shareholders(1)
Stock Option Plan	13,541	$67.24	-
2022 Incentive Compensation Plan	20,408(2)	$9.13(3)	450,187
Stock Appreciation Rights	440,00	$1.30	N/A
Equity Compensation Plans Not Approved by Shareholders	N/A	N/A	N/A
Total	473,949	N/A	450,187

(1) Includes the Company's Stock Option Plan and its 2022 Plan, which authorizes the granting of awards in any of the following forms: options, SARs, restricted stock, restricted stock units, other equity-based awards and cash incentive awards.

(2) Represents 7,500 Common Shares underlying options and 12,908 issued restricted Common Shares as of December 31, 2023.

(3) The weighted exercise price represents the weighted exercise price of the 7,500 options outstanding under the 2022 Plan as of December 31, 2024.

EXECUTIVE COMPENSATION

Overview

This section discusses the material components of our executive compensation program for our Named Executive Officers during our fiscal years ended December 31, 2024 and December 31, 2023. As a "smaller reporting company," we are required to provide executive compensation information for the following individuals: (i) all individuals who served as the Company's principal executive officer ("PEO"), during the last completed fiscal year, regardless of compensation; (ii) the two most highly compensated executive officers (other than the PEO) who were serving as executive officers of the Company at the end of the last completed fiscal year and whose total compensation was greater than $100,000; and (iii) up to two additional persons who served as executive officers (other than as the PEO) during the last completed fiscal year but were not serving in that capacity at the end of the fiscal year if their total compensation is higher than any of the other two Named Executive Officers in the preceding group.

In 2024, our Named Executive Officers and their positions were as follows:

•    Clifford Starke, our Chief Executive Officer;

•    Sammy Dorf, our Executive Chairman;

•    Dany Vaiman, our Chief Financial Officer.

Summary Compensation Table

The following table sets out the compensation for the Named Executive Officers for the years ended December 31, 2024 and 2023:

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)(2)	Common Shares Awards ($)(3)	Stock Appreciation Rights Awards ($)(4)	Nonequity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(5)	Total Compensation ($)
Clifford Starke, Chief Executive Officer	2024	420,000	36,000	1,170,000	1,094,435	-	-	-	2,720,435
	2023	371,233	-	249,167	-	-	-	8,116	628,516
Sammy Dorf, Executive Chairman	2024	20,967	-	325,000	-	-	-	-	345,967
	2023	-	-	-	-	-	-	-	-
Dany Vaiman, Chief Financial Officer	2024	275,000	18,000	-	818,998	-	-	23,806	1,135,804
	2023	243,301	-	113,258	-	-	-	23,452	380,011
Luis Merchan, former Chief Executive Officer	2024	-	-	-	-	-	-	-	-
	2023	433,615	-	495,000	-	-	-	48,120	976,735
Hussein Rakine, former Chief Executive Officer	2024	-	-	-	-	-	-	-	-
	2023	84,615	-	296,400	-	-	-	-	381,015
Matthew Cohen, former General Counsel	2024	-	-	-	-	-	-	-	-
	2023	145,824	60,000	-	-	-	-	31,250	237,074

(1) Salary amounts represent actual amount of base salary earned by each Named Executive Officer in the applicable year.

(2) Bonus amounts for 2024 and 2023 represent the actual amount of cash bonuses earned during 2023 and 2024, respectively, under the Company's annual bonus program. All such bonuses have been paid. Refer to "Annual Bonus/Non-Equity Incentive Plan Compensation" below.

(3) Value based on trading price of the Common Shares on the date of the respective grants. These grants include grants of restricted Common Shares. See "Narrative to the Summary Compensation Table-Equity-Based Compensation-Equity Awards to Named Executive Officers during 2023 and 2024." for information regarding these grants. Mr. Rakine forfeited the share awards granted to him in 2023 upon his resignation.

(4) Represents the aggregate grant date fair value of SARs granted to each Named Executive Officer, calculated in accordance with the binomial simulation valuation model.

(5) For Messrs. Merchan and Cohen, respectively, in the form of a monthly stipend pursuant to the terms of their respective employment agreements, which included reimbursement payments in connection with health insurance premiums paid during fiscal years 2023 and 2024. Mr. Vaiman's amount includes vacation accrued but not taken for a total of $21,212 as well as health and dental benefits totaling $2,594.

Narrative to the Summary Compensation Table

Base Salaries

We use base salaries to recognize the experience, skills, knowledge, and responsibilities required of all our employees, including our Named Executive Officers. Base salaries are reviewed annually, typically in connection with our annual performance review process, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance, and experience.

Annual Bonus/Non-Equity Incentive Plan Compensation

For 2024 and 2023, our Named Executive Officers were eligible to earn a cash bonus under the Company's annual bonus program based upon achievement of both corporate and individual goals determined by the Board based on a target percentage of annual base salary. For 2024, Mr. Starke received a cash bonus of $36,000 and Mr. Vaiman received a cash bonus of $18,000. For 2023, Mr. Cohen received a cash bonus of $60,000.

Equity-Based Compensation

Certain of the Company's Named Executive Officers received grants of SARs and grants of restricted Common Shares under the Company's option plan and 2022 Plan during 2023 and 2024.

Company Stock Option Plan

The Company has a stock option plan whereby it may grant options for the purchase of Common Shares to any director, consultant, employee or officer of the Company or its subsidiaries. The aggregate number of shares that may be issuable pursuant to options granted under the Company's stock option plan will not exceed 10% of the issued and outstanding Common Shares of the Company. The options are non-transferable and non-assignable and may be granted for a term not exceeding five-years. The exercise price of the options is determined by the Board at the time of grant, but in the event that the Common Shares are traded on any stock exchange, may not be less than the closing price of such shares on such exchange on the trading date immediately precedent the date of grant, subject to all applicable regulatory requirements. The Company no longer makes any new grants under the stock option plan.

2022 Plan

The 2022 Plan was adopted by the Company following shareholder approval at the Company's 2022 Annual and Special Meeting of Shareholders (the "Shareholder Approval Date") and amended at the Company's 2023 Annual and Special Meeting of Shareholders and 2024 Annual and Special Meeting of Shareholders (the "2024 Annual Meeting").

The purpose of the 2022 Plan is to assist the Company and its subsidiaries and other designated affiliates, which we refer to herein as "Related Entities", in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors consultants and other persons who provide services to the Company or its Related Entities, by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

Shares Available for Awards

The total number of Common Shares reserved and available for delivery under the 2022 Plan ("Awards") at any time during the term of the 2022 Plan shall be equal to 2,000,000 Common Shares. Awards issued in substitution for awards previously granted by a company acquired by the Company or a Related Entity, or with which the Company or any Related Entity combines, do not reduce the limit on grants of Awards under the 2022 Plan. The maximum aggregate number of Common Shares that may be delivered under the 2022 Plan as a result of the exercise of stock options shall be 850,000 Common Shares.

If Proposal No. 3 included in this Proxy Statement is approved, the total number of Common Shares reserved and available for delivery under the 2022 Plan will be increased to 2 million Common Shares.

Subject to adjustment as provided in the 2022 Plan, in any fiscal year of the Company during any part of which the 2022 Plan is in effect, no participant who is a member of the Board but is not also an employee or consultant to the Company or Related Entity may be granted any Awards that have a "fair value" as of the date of grant, as determined in accordance with FASB ASC Topic 718 (or any other applicable accounting guidance) that exceeds $250,000 in the aggregate.

The committee designated and empowered by the Board to administer the 2022 Plan ("Committee") is authorized to adjust the limitations described in the preceding paragraph and is authorized to adjust outstanding Awards (including adjustments to exercise prices of stock options and other affected terms of Awards) in the event that a dividend or other distribution (whether in cash, Common Share or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the Common Shares so that an adjustment is appropriate. The Committee is also authorized to adjust performance conditions and other terms of Awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

Eligibility

The persons eligible to receive Awards under the 2022 Plan are the officers, directors, employees, consultants and other persons who provide services to the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary company of the Company (as those terms are defined in Sections 424(e) and (f) of the Internal Revenue Code of 1986, as amended (the "Code"), respectively), are eligible for purposes of receiving any incentive stock options ("ISOs"). An employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the 2022 Plan.

Administration

The 2022 Plan is to be administered by the Committee; provided, however, that except as otherwise expressly provided in the 2022 Plan, the Board may exercise any power or authority granted to the Committee under the 2022 Plan. Subject to the terms of the 2022 Plan, the Committee is authorized to select eligible persons to receive Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each person who has been granted an Award under the 2022 Plan which remains outstanding (a "Participant")), and the rules and regulations for the administration of the 2022 Plan, construe and interpret the 2022 Plan and Award agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the 2022 Plan.

Stock Options and SARs

The Committee is authorized to grant stock options, including both ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and SARs entitling the participant to receive the amount by which the fair market value of a Common Share on the date of exercise exceeds the grant price of the SAR. The exercise price per share subject to an option and the grant price of a SAR are determined by the Committee but may not be less than 100% of the fair market value of a Common Share on the date the award is granted. An option granted to a person who owns or is deemed to own shares representing 10% or more of the voting power of all classes of shares of the Company or any parent company (sometimes referred to as a "10% owner") will not qualify as an ISO unless the exercise price for the option is not less than 110% of the fair market value of a Common Share on the date such ISO is granted.

For purposes of the 2022 Plan, the term "fair market value" means the fair market value of Common Shares, Awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the fair market value of a Common Share as of any given date shall be the closing price of a Common Share on the business day that immediately precedes the date as of which the value is being determined as quoted on the Nasdaq or such other national or regional securities exchange or market system constituting the primary market on which a Common Share is traded, as reported in The Wall Street Journal or such other source as the Company deems reliable or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of employment, generally are fixed by the Committee, except that no option or SAR may have a term exceeding ten years, and no ISO granted to a 10% shareholder (as described above) may have a term exceeding five years (to the extent required by the Code at the time of grant). Methods of exercise and settlement and other terms of options and SARs are determined by the Committee. The Committee thus may permit the exercise price of options awarded under the 2022 Plan to be paid in cash, shares, other Awards or other property (including loans to participants).

Restricted Stock and Restricted Stock Units

The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock is a grant of Common Shares which may not be sold or disposed of, and which is subject to such risks of forfeiture and other restrictions as the Committee may impose. A participant granted restricted stock generally has all of the rights of a shareholder of the Company, unless otherwise determined by the Committee. An Award of restricted stock units confers upon a participant the right to receive Common Shares at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as the Committee may impose. Prior to settlement, an Award of restricted stock units carries no voting or dividend rights, or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents

The Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, Common Shares, other Awards or other property equal in value to dividends paid on a specific number of Common Shares or other periodic payments. Dividend equivalents may be granted alone or in connection with another Award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional Common Shares, Awards or otherwise as specified by the Committee.

Bonus Shares and Awards in Lieu of Cash Obligations

The Committee is authorized to grant Common Shares as a bonus free of restrictions, or to grant Common Shares or other Awards in lieu of Company obligations to pay cash under the 2022 Plan or other plans or compensatory arrangements, subject to such terms as the Committee may specify.

Other Share-Based Awards

The Committee or the Board is authorized to grant Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to Common Shares. The Committee determines the terms and conditions of such Awards.

Performance Awards

The Committee is authorized to grant performance awards to participants on terms and conditions established by the Committee. The performance criteria to be achieved during any performance period and the length of the performance period is determined by the Committee upon the grant of the performance award. Performance awards may be valued by reference to a designated number of Common Shares or by reference to a designated amount of property including cash. Performance awards may be settled by delivery of cash, Common Shares or other property, or any combination thereof, as determined by the Committee.

Other Terms of Awards

Awards may be settled in the form of cash, Common Shares, other Awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee is authorized to place cash, Common Shares or other property in trusts or make other arrangements to provide for payment of the Company's obligations under the 2022 Plan. The Committee may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any Common Shares or other property to be distributed will be withheld (or previously acquired Common Shares or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2022 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death, except that the Committee may, in its discretion, permit transfers subject to any terms and conditions the Committee may impose thereon.

Awards under the 2022 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant Awards in exchange for other Awards under the 2022 Plan, Awards under other Company plans, or other rights to payment from the Company, and may grant Awards in addition to and in tandem with such other Awards, rights or other Awards.

Acceleration of Vesting; Change in Control

The Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any Award, and such accelerated exercisability, lapse, expiration and if so provided in the Award agreement or otherwise determined by the Committee, vesting shall occur automatically in the case of a "change in control" of the Company, as defined in the 2022 Plan (including the cash settlement of SARs which may be exercisable in the event of a change in control). In addition, the Committee may provide in an Award agreement that the performance goals relating to any performance award will be deemed to have been met upon the occurrence of any "change in control."

Amendment and Termination

The Board may amend, alter, suspend, discontinue or terminate the 2022 Plan or the Committee's authority to grant Awards without further shareholder approval, except that shareholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which Common Shares are then listed or quoted. Thus, shareholder approval may not necessarily be required for every amendment to the 2022 Plan which might increase the cost of the 2022 Plan or alter the eligibility of persons to receive Awards. Shareholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although the Board may, in its discretion, seek shareholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by the Board, the 2022 Plan will terminate at the earliest of (a) such time as no Common Shares remain available for issuance under the 2022 Plan, (b) termination of the 2022 Plan by the Board, or (c) the tenth anniversary of the Shareholder Approval Date. Awards outstanding upon expiration of the 2022 Plan shall remain in effect until they have been exercised or terminated or have expired.

Equity Awards to Named Executive Officers during 2023 and 2024

Clifford Starke

On November 10, 2023, Mr. Starke received 327,851 Restricted Common Shares, which vested in full on the same date.

On August 14, 2024, Mr. Starke was granted 575,319 SARs at an exercise price of $0.92 per unit and 1,028,665 SARs at an exercise price of $1.21 per unit. Both grants of SARs vest in 12 equal tranches. The exercise price is the closing share price of the Company's Common Shares on the grant date. The first tranche will vest upon the Company's share price increasing by 50% from the Company's closing share price on the grant date with each tranche thereafter requiring an additional 50% increase in share price to vest in accordance with the following schedule:

Tranche	Percentage Increase in Flora Growth Corp. Share Price From Grant Date For Tranche to Vest
1	50%
2	100%
3	150%
4	200%
5	250%
6	300%
7	350%
8	400%
9	450%
10	500%
11	550%
12	600%

On December 15, 2024, Mr. Starke received 900,000 Restricted Common Shares, which vested in full on December 15, 2024.

Sammy Dorf

On December 15, 2024, Mr. Dorf received 250,000 Restricted Common Shares, which vested in full on December 15, 2024.

Dany Vaiman

On November 10, 2023, Mr. Vaiman received 149,024 Restricted Common Shares, which vested in full on January 1, 2024.

On August 14, 2024, Mr. Vaiman was granted 191,773 SARs at an exercise price of $0.92 per unit and 342,888 SARs at an exercise price of $1.21 per unit. Both grants of SARs vest in 8 equal tranches. The exercise price is the closing share price of the Company's Common Shares on the grant date. The first tranche will vest upon the Company's share price increasing by 50% from the Company's closing share price on the grant date with each tranche thereafter requiring an additional 50% increase in share price to vest in accordance with the following schedule:

Tranche	Percentage Increase in Flora Growth Corp. Share Price From Grant Date For Tranche to Vest
1	50%
2	100%
3	150%
4	200%
5	250%
6	300%
7	350%
8	400%

On December 15, 2024, Mr. Vaiman was granted 372,500 SARs at an exercise price of $1.30 per unit, which vested in full on December 15, 2024.

Hussein Rakine

On April 16, 2023, Mr. Rakine received 60,000 restricted Common Shares which were set to vest on June 7, 2023. As a result of his resignation in June 2023, Mr. Rakine forfeited all of these unvested restricted Common Shares as well as the unvested October 5, 2022 options.

Luis Merchan

During 2023 and as part of the separation agreement by and between the Company and Luis Merchan, Mr. Merchan received 80,000 Common Shares of the Company. Further, Mr. Merchan acted in a consulting capacity for which he received 30,000 Common Shares. As a result of his resignation in April 2023, Mr. Merchan forfeited all of these unvested restricted Common Shares as well the unvested October 5, 2022 options.

Matthew Cohen

On May 14, 2023, the Company fully accelerated the vesting of Mr. Cohen's aforementioned Restricted Shares to May 18, 2023. In connection with such vesting, Mr. Cohen agreed to forfeit 90,146 Restricted Shares to the Company in satisfaction of all applicable withholding taxes.

Employee Benefits

For 2023 and 2024 certain Named Executive Officers were eligible to participate in such employee benefit plans and programs to the same extent as the Company's other full-time employees, subject to the terms and eligibility requirements of those plans.

Hedging and Pledging Company Securities

Our Insider Trading Policy prohibits our directors, officers, employees, family members of such persons and entities controlled by such persons from engaging in hedging, short sales, or trading in publicly traded put or call options with respect to our securities. Additionally, policy prohibits the same persons from purchasing our securities on margin, borrowing against any account in which our securities are held, or pledging our securities as collateral for a loan.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

In response to Item 402(x)(1) of Regulation S-K, while we do not have a formal written policy in place with regard to the timing of awards of stock options, Stock Appreciation Rights or similar option-like instruments in relation to the disclosure of material nonpublic information, our Board and the Compensation Committee do not seek to time equity grants to take advantage of information, either positive or negative, about the Company that has not been publicly disclosed. Similarly, it is our practice not to time the release of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation.

Clawback Policy

Effective as of October 2, 2023, we adopted a clawback policy that provides for the recoupment of excess incentive compensation paid to executive officers, including the Named Executive Officers, in accordance with Nasdaq listing standards and Exchange Act Rule 10D-1. The policy applies to compensation that is granted, earned, or vested based in whole or in part upon the attainment of a financial reporting measure and provides for the reimbursement or forfeiture by the executive officer of the excess portion of the compensation received by the executive officers during the three preceding fiscal years.

Compensation-Related Risk Assessment

Our Compensation Committee assesses and monitors whether any of our compensation policies and programs is reasonably likely to have a material adverse effect on our Company. The Compensation Committee and management do not believe that the Company presently maintains compensation policies or practices that are reasonably likely to have a material adverse effect on the Company's risk management or create incentives that could lead to excessive or inappropriate risk taking by employees. In reaching this conclusion, the Compensation Committee considered all components of our compensation program and assessed any associated risks. The Compensation Committee also considered the various strategies and measures employed by the Company that mitigate such risk, including: (i) the overall balance achieved through our use of a mix of cash and equity, annual and long-term incentives and time-and performance-based compensation; (ii) our use of multi-year vesting periods for equity grants; and (ii) the oversight exercised by the Compensation Committee over the performance metrics and results under the Stock Option Plan and the 2022 Plan.

Outstanding Equity Awards at 2024 Fiscal Year-End

The following table summarizes the number of outstanding restricted Common Shares, SARs and options in the Company held by our Named Executive Officers as of December 31, 2024.

Option Awards						Share Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (2)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Shares That Have Not Vested (#)	Market Value of Shares or Units of Shares That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
Clifford Starke	171,444	857,221	-	1.21	12/15/34	-	-	-	-
	143,830	431,489	-	0.92	08/14/33	-	-	-	-
Dany Vaiman	171,444	857,221	-	1.21	12/15/34	-	-	-	-
	143,830	431,489	-	0.92	08/14/33	-	-	-	-
	372,500	-	-	1.30	12/15/34
Sammy Dorf	-	-	-	-	-	-	-	-	-
Luis Merchan	-	-	-	-	-	-	-	-	-
Hussein Rakine	-	-	-	-	-	-	-	-	-
Matthew Cohen	-	-	-	-	-	-	-	-	-

(1) See "Narrative to the Summary Compensation Table-Equity-Based Compensation-Equity Awards to Named Executive Officers during 2023 and 2024." for details regarding the vesting schedules of certain Named Executive Officer options and restricted Common Share Awards.

(2) Represents SARs that have vested as of December 31, 2024, irrespective of whether they are in the money or not.

Director Compensation

As a Named Executive Officer of the Company, information regarding the compensation for Mr. Starke for his services as an executive officer in 2024 is set forth in the section titled "Summary Compensation Table" above. Mr. Starke and Mr. Dorf did not receive additional compensation for their service as directors.

Name	Fees Earned or Paid in Cash ($)	Shares Awards ($)(3)	Option Awards ($)(4)	Non- equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Edward Woo	40,000	65,000	-	-	-	7,108	112,108
Harold Wolkin	10,192	-	36,441	-	-	-	46,633
Brendan Cahill	25,000	-	-	-	-	-	25,000
Kevin Taylor	13,000	-	-	-	-	-	13,000
Manfred Leventhal	2,137	-	6,074	-	-	-	8,211
Clifford Starke(1)	-	-	-	-	-	-	-
Sammy Dorf(2)	-	-	-	-	-	-	-

The following table provides summary information concerning compensation paid or accrued by us to or on behalf of our directors for services rendered to us during the last fiscal year.

(1) Mr. Starke is a Named Executive Officer of the Company for 2024. Mr. Starke did not receive compensation for his service as director in 2024. As a Named Executive Officer of the Company, information regarding compensation for Mr. Starke for his services as an executive officer in 2024 is set forth in the section title "Summary Compensation Table" above.

(2) Mr. Dorf is a Named Executive Officer of the Company for 2024. Mr. Dorf did not receive compensation for his service as director in 2024. As a Named Executive Officer of the Company, information regarding compensation for Mr. Dorf for his services as an executive officer in 2024 is set forth in the section title "Summary Compensation Table" above.

(3) Represents the aggregate grant date fair value of restricted stock granted to each Director, calculated in accordance with the closing share price of the Company on the grant date.

(4) Represents the aggregate grant date fair value of options and SARs granted to each Director, calculated in accordance with the Black Scholes method.

The table below sets forth the aggregate number of share options of each non-employee director outstanding as of December 31, 2024.

Outstanding Equity Awards at 2024 Fiscal Year-End

The following table summarizes the number of outstanding restricted Common Shares and options in the Company held by our directors as of December 31, 2024.

	Option Awards					Share Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (2)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Shares That Have Not Vested (#)	Market Value of Shares or Units of Shares That Have Not Vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Edward Woo	-	5,000	-	7.00	3/17/2033	-	-	-	-
Clifford Starke	171,444	857,221	-	1.21	12/15/34	-	-	-	-
	143,830	431,489	-	0.92	08/14/33

(1) See "Narrative to the Summary Compensation Table-Equity-Based Compensation - Outstanding Equity Awards at 2024 Fiscal Year-End" for details regarding the vesting schedules of certain directors' options and restricted Common Share Awards.

(2) Represents SARs that have vested as of December 31, 2024, irrespective of whether they are in the money or not.

Director Compensation Narrative

From the period from January 1, 2024 to December 31, 2024, each independent member of the Board received $30,000 per annum or prorated for their period of service for their services as a member of the Board.

Employment and Consulting Agreements, Arrangements or Plans

The following describes the respective employment or consulting agreements entered into by the Company and its Named Executive Officers that are in effect as of the date hereof.

Clifford Starke Consulting Agreement

Effective December 15, 2023, Mr. Starke and the Company entered into a consulting agreement (the "Starke Agreement"), pursuant to which Mr. Starke will continue to serve as the Chief Executive Officer of the Company. The term of the Starke Agreement is for an indefinite period, unless sooner terminated in accordance with the agreement.

The Starke Agreement provides for a base salary of $420,000 (as may be increased by the Board), applied retroactively to the date of appoint as Chief Executive Officer of the Company and the opportunity to participate in any equity compensation plan offered to other senior executives of the Company.

The Starke Agreement provides that upon execution thereof, Mr. Starke shall be granted SARs valued at 12% of the total outstanding Common Shares of the Company on the grant date, which vest in 12 equal tranches with each tranche representing 1% of the total outstanding Common Shares of the Company. The exercise price of the SARs is the closing share price of the Company's Common Shares on the grant date. The first tranche will vest upon the Company's share price increasing by 50% from the Company's closing share price on the grant date with each tranche thereafter requiring an additional 50% increase in share price to vest in accordance with the following schedule:

Tranche	Percentage Increase in Flora Growth Corp. Share Price From Grant Date For Tranche to Vest
1	50%
2	100%
3	150%
4	200%
5	250%
6	300%
7	350%
8	400%
9	450%
10	500%
11	550%
12	600%

The SARs expire 10 years from the grant date with a post-termination exercise period of one year. In addition to the foregoing, all SARs granted under the Starke Agreement remain unexercisable, and subject to forfeiture, unless the Company's shareholders approve such SARs grant at the Company's 2024 Annual Meeting.

In addition, upon termination of the Starke Agreement without "Cause" or resignation by Mr. Starke for "Good Reason," as those terms are defined in the Starke Agreement, Mr. Starke will, conditioned upon his execution of a separation and release agreement, be eligible to receive the following payments: an aggregate amount equal to 1.5x his base salary at the rate in effect on his last day of service, 50% of which shall be paid in a lump sum on the 3rd business day following the effective date of the separation and release agreement, and the remaining 50% of which shall be paid in 12 equal monthly installments commencing on the effective date of the termination of the Starke Agreement.

In the event Mr. Starke is terminated without "Cause" or Mr. Starke resigns for "Good Reason" three months prior to or following a "Change in Control," as those terms are defined in the Starke Agreement, Mr. Starke will be eligible to receive the payments set forth above.

The foregoing description of the Starke Agreement is only a summary and is qualified in its entirety by reference to the full text of the Starke Agreement, which is filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on December 21, 2023.

On November 10, 2023, Mr. Starke received 327,851 Restricted Common Shares, which vested in full on the same date.

On August 14, 2024, Mr. Starke was granted 573,319 SARs at an exercise price of $0.92 per unit and 1,028,665 SARs at an exercise price of $1.21 per unit. Both grants of SARs vest in 12 equal tranches. The exercise price is the closing share price of the Company's Common Shares on the grant date. The first tranche will vest upon the Company's share price increasing by 50% from the Company's closing share price on the grant date with each tranche thereafter requiring an additional 50% increase in share price to vest in accordance with the following schedule:

Tranche	Percentage Increase in Flora Growth Corp. Share Price From Grant Date For Tranche to Vest
1	50%
2	100%
3	150%
4	200%
5	250%
6	300%
7	350%
8	400%
9	450%
10	500%
11	550%
12	600%

On December 15, 2024, Mr. Starke received 900,000 Restricted Common Shares, which vested in full on December 15, 2024.

Sammy Dorf Arrangement

As of the date of this report, there is no material plan, contract or arrangement (whether or not written) entered into between the Company and Mr. Dorf relating to his appointment as the Company's Executive Chairman of the Board. However, it is expected that the Company and Mr. Dorf will enter into an Executive Chairman Agreement whereby Mr. Dorf will receive a base salary and a grant of SARs in connection with his role as Executive Chairman of the Board. The terms of such Executive Chairman Agreement are still being negotiated. Mr. Dorf will not receive any compensation for his role as a director of the Board.

On December 15, 2024, Mr. Dorf received 250,000 Restricted Common Shares, which vested in full on December 15, 2024.

Dany Vaiman Executive Employment Agreement

Dany Vaiman and the Company, entered into an executive employment agreement on December 15, 2023 (the "Vaiman Agreement"), pursuant to which Mr. Vaiman will continue to serve as the Chief Financial Officer of the Company. The term of the Vaiman Agreement is for an indefinite period, unless sooner terminated in accordance with the agreement.

The Vaiman Agreement provides for a base salary of $275,000 (as may be increased by the Board) applied retroactively to the date of Mr. Vaiman's appointment as the Chief Financial Officer of the Company, the opportunity to participate in any equity compensation plan of the Company, and other health, benefit and incentive plans offered to other senior executives of the Company. Mr. Vaiman is also entitled to paid time off and holiday pay in accordance with the Company's policies.

The Vaiman Agreement provides that upon execution thereof, Mr. Vaiman shall be granted SARs valued at 4% of the total outstanding Common Shares of the Company on the grant date, which vest in 8 tranches with each tranche representing 0.5% of the total outstanding Common Shares of the Company. The exercise price of the SARs is the closing share price on the grant date. The first tranche will vest upon the Company's share price increasing by 50% from the closing share price as of the grant date with each tranche thereafter requiring an additional 50% increase in share price to vest in accordance with the following schedule:

Tranche	Percentage Increase in Flora Growth Corp. Share Price From Grant Date For Tranche to Vest
1	50%
2	100%
3	150%
4	200%
5	250%
6	300%
7	350%
8	400%

The SARs expire 10 years from the grant date with a post-termination exercise period of one year. In addition to the foregoing, all SARs granted under the Vaiman Agreement remain unexercisable, and subject to forfeiture, unless the Company's shareholders approve such grant of SARs at the Company's 2024 Annual Meeting.

In addition, upon termination of the Vaiman Agreement without "Cause" or resignation by Mr. Vaiman for "Good Reason," as those terms are defined in the Vaiman Agreement, Mr. Vaiman will, conditioned upon his execution of a separation and release agreement, be eligible to receive the following payments: an aggregate amount equal to 1.5x his base salary at the rate in effect on his last day of service, 50% of which shall be paid in a lump sum on the 3rd business day following the effective date of the separation and release agreement, and the remaining 50% of which shall be paid in 12 equal monthly installments commencing on the effective date of the termination of the Vaiman Agreement.

In the event Mr. Vaiman is terminated without "Cause" or Mr. Vaiman resigns for "Good Reason" three months prior to or following a "Change in Control," as those terms are defined in the Vaiman Agreement, Mr. Vaiman will be eligible to receive the payments set forth above, payable as set forth above.

The foregoing description of the Vaiman Agreement is only a summary and is qualified in its entirety by reference to the full text of the Vaiman Agreement, which is filed as Exhibit 10.2 to the Current Report on Form 8-K filed by the Company on December 21, 2023.

On November 10, 2023, Mr. Vaiman received 149,024 Restricted Common Shares, which vested in full on January 1, 2024.

On August 14, 2024, Mr. Vaiman was granted 191,773 SARs at an exercise price of $0.92 per unit and 342,888 SARs at an exercise price of $1.21 per unit. Both grants of SARs vest in 8 equal tranches. The exercise price is the closing share price of the Company's Common Shares on the grant date. The first tranche will vest upon the Company's share price increasing by 50% from the Company's closing share price on the grant date with each tranche thereafter requiring an additional 50% increase in share price to vest in accordance with the following schedule:

Tranche	Percentage Increase in Flora Growth Corp. Share Price From Grant Date For Tranche to Vest
1	50%
2	100%
3	150%
4	200%
5	250%
6	300%
7	350%
8	400%

On December 15, 2024, Mr. Vaiman was granted 372,500 SARs at an exercise price of $1.30 per unit, which vested in full on December 15, 2024.

BUSINESS OF THE MEETING

Financial Statements

The audited consolidated financial statements for the fiscal year ended December 31, 2024, together with the auditor's report thereon, will be presented to the Company's shareholders for review at the Annual Meeting. No vote by the shareholders is required with respect to this matter.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

The Nominating and Corporate Governance Committee recommended for nomination, and the Board nominated the following persons for election as members of our Board at the Annual Meeting of shareholders, who will hold office until the next annual meeting of the Company or until his or her successor is elected or appointed.

• Sammy Dorf

• Clifford Starke

• Edward Woo

• Manfred Leventhal

• Harold Wolkin

The section titled "Directors, Director Nominees & Executive Officers" included in this Proxy Statement contains more information about the leadership skills and other experience that caused the Nominating and Corporate Governance Committee and the Board to determine that these nominees should serve as directors of the Company.

We believe that each of these director nominees possess the experience, skills, and qualities to fully perform his or her duties as a director and contribute to our success. Our director nominees have been nominated because they possess the highest standards of personal integrity, interpersonal and communication skills, are highly accomplished in their fields, understand the interests and issues that are important to our shareholders, and are able to dedicate sufficient time to fulfilling their obligations as directors. Our director nominees as a group complement each other with their respective experiences, skills, and qualities. While our director nominees make up a diverse group in terms of age, gender and professional experience, together they comprise a cohesive body in terms of Board process and collaboration.

Vote Required. The process for voting for election of each director will be by individual voting and not by slate. The Shareholders can vote for or withhold from voting on the election of each director on an individual basis. The election of each director requires the affirmative vote of the simple majority of votes cast at the Annual Meeting are cast "FOR" each director nominee.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES DISCUSSED ABOVE AND PROXIES RECEIVED WILL BE SO VOTED UNLESS A SHAREHOLDER HAS SPECIFIED CONTRARY INSTRUCTIONS IN THE PROXY.

PROPOSAL NO. 2 - RE-APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee and Board has recommended that shareholders re-appoint Davidson as our independent registered public accounting firm for the 2025 fiscal year. Davidson has served as the Company's independent registered public accounting firm since its appointment on October 30, 2020. In recommending Davidson as the Company's independent registered public accounting firm for the 2025 fiscal year, the Audit Committee and Board considered several factors, including:

(1) The professional qualifications of Davidson, the lead audit partner, and other key engagement personnel.

(2) Davidson's independence and its processes for maintaining its independence.

(3) The appropriateness of Davidson's fees for audit and non-audit services.

(4) The results of management's and the Audit Committee's annual evaluations of the qualifications, performance and independence of Davidson.

The Board is soliciting proxies from Shareholders in favor of the re-appointment of Davidson as the Company's auditors, to hold office for the fiscal year ending December 31, 2025, and to authorize the Board to determine their remuneration for the 2025 fiscal year.

A representative from Davidson is expected to attend the Annual Meeting. A representative from Davidson will have the opportunity to make a statement if they desire to do so. A representative from Davidson is expected to be available to respond to appropriate questions.

Vote Required. The affirmative vote of a simple majority of the votes cast at the Annual Meeting are cast "FOR" re-appointment is required to re-appoint Davidson & Company as the Company's auditors for the fiscal year ending December 31, 2025 and to authorize the Board to fix their remuneration.

THE BOARD RECOMMENDS A VOTE "FOR" THE RE-APPOINTMENT OF DAVIDSON & COMPANY LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025 AND AUTHORIZING THE BOARD TO FIX THEIR REMUNERATION, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS A SHAREHOLDER HAS SPECIFIED CONTRARY INSTRUCTIONS IN THE PROXY.

Fees and Services of Independent Registered Public Accounting Firm

The table below summarizes the fees and expenses billed to us by Davidson for the years ended December 31, 2024 and 2023.

Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Total

2024	$773,081	$151,281	$51,129	$--	$975,491

2023	$530,000	$192,318	$--	$--	$722,318

Audit Fees. Audit fees consist of services rendered by an independent registered public accounting firm for the audit of our consolidated financial statements (including tax services performed to fulfill the auditor's responsibility under generally accepted auditing standards) and our internal control over financial reporting, reviews of the interim financial statements.

Audit-Related Fees. Audit-related fees relate to assurance and associated services that traditionally are performed by the independence auditor including SEC filings, comfort letter, consents and comment letters in connection with regulatory filings.

Tax Fees. Tax fees consist of services rendered by an external auditor for tax compliance, tax consulting and tax planning.

All Other Fees. All other fees are for any other permissible work that is not an Audit, Audit-Related or Tax Fee.

Policy for Approval of Audit and Permitted Non-Audit Services

Our Audit Committee reviews and pre-approves the scope and the cost of audit services related to us and permissible non-audit services performed by the independent auditors, other than those for de minimis services which are approved by the Audit Committee prior to the completion of the audit.  All of the services related to our Company provided by Davidson listed above have been pre-approved by the Audit Committee.

PROPOSAL NO. 3 - APPROVAL OF AMENDMENT TO THE 2022 PLAN

Background

On July 5, 2022, in connection with the Company's 2022 annual and special meeting of shareholders, our shareholders approved our 2022 Plan, with the purpose of advancing the interests of our shareholders by enhancing our ability to attract, retain and motivate individuals to perform at the highest level. In connection with the Company's 2023 annual and special meeting of shareholders, our shareholders approved to increase the maximum number of Common Shares available for issuance under equity incentive awards granted pursuant to the 2022 Plan currently to 950,000 Common Shares. On August 14, 2024, in connection with the 2024 Annual Meeting, our shareholders approved to increase the maximum number of Common Shares available for issuance under equity incentive awards granted pursuant to the 2022 Plan currently to 2,500,000 Common Shares. In addition, the maximum aggregate number of Common Shares that may be delivered under the 2022 Plan as a result of the exercise of stock options currently cannot exceed 850,000 Common Shares.

As of April 8, 2025, 10.187 Common Shares remain available for issuance under the 2022 Plan and 447,500 Common Shares were subject to outstanding Awards under the 2022 Plan, including 7,500 Common Shares subject to outstanding options to purchase Common Shares.

On April 11, 2025, the Board approved, and recommended that it be submitted to the Company's shareholders for their approval, to amend the 2022 Plan to increase the number of Common Shares issuable under the 2022 Plan from 2,500,000 to 4,500,000 Common Shares. The Board believes that the 2022 Plan Amendment is necessary to continue to enable the Company to attract and retain qualified directors, officers, employees and consultants for the Company and its subsidiaries.

Reasons for the Proposed 2022 Plan Amendment

As described above, we are seeking shareholder approval of an amendment to (i) increase the number of Common Shares issuable under the 2022 Plan from 2,500,000 to 4,500,000 Common Shares. In determining the amount of the increases contemplated by the 2022 Plan Amendment, the Compensation Committee and the Board considered, among other factors, the historical number of equity awards granted by the Company and potential future grants in the future. In addition, the Compensation Committee and the Board considered that due to general market volatility, the Company's share price has decreased as compared to its price at the time the 2022 Plan was adopted, and as a result, the 2,500,000 Common Shares were utilized at rate quicker than management originally expected. If approved, the 4,500,000 Common Shares issuable under the 2022 Plan would represent 23% of the outstanding Common Shares as of April 8, 2025.

Since approval of the 2022 Plan, the Company has been able to incentivize its workforce and attract qualified employees, directors, officers and consultants. Because of the number of Common Shares that remain available for issuance under the Company's 2022 Plan, the Company's ability to use long-term equity-based compensation as a significant component of its overall compensation would be quite limited going forward if the shareholders do not approve the 2022 Plan Amendment.

The purpose of this increase is to continue to be able to attract, retain and motivate executive officers and other employees, non-employee directors and certain advisors and consultants. Upon shareholder approval of the 2022 Plan Amendment, additional Common Shares will be reserved for issuance under the 2022 Plan, which will enable us to continue to grant equity awards to our officers, employees, consultants, advisors and nonemployee directors at levels determined by the Compensation Committee and the Board to be necessary to attract, retain and motivate the individuals who will be critical to our success in achieving our business objectives and thereby creating greater value for all our shareholders. Furthermore, we believe that equity compensation aligns the interests of our management and other employees with the interests of our other shareholders. Equity awards are a key component of our incentive compensation program. We believe that option grants and restricted stock grants have been critical in attracting and retaining talented employees and officers, aligning their interests with those of shareholders, and focusing key employees on our long-term growth. Approval of the 2022 Plan Amendment will permit us to continue to use share-based compensation to align shareholder and employee interests and to motivate employees and others providing services to us.

We Manage Our Equity Award Use Carefully

Our Compensation Committee carefully monitors our total dilution and equity expense to ensure that we maximize shareholder value by granting only the appropriate number of equity awards necessary to attract, retain and motivate employees and other service providers.

Based on historical usage and our internal growth plans, we expect that the proposed increase of Common Shares to be reserved for issuance under the 2022 Plan to 2 million Common Shares would be sufficient for grants of Awards until approximately 2027, assuming we continue to grant Awards in a manner consistent with our historical usage and current practices and noting that future circumstances may require us to change our current equity grant practices. If the adoption of the 2022 Plan Amendment is approved, the share reserve under the 2022 Plan could last for a longer or shorter period of time, depending on our future equity grant practices, which we cannot predict with any degree of certainty at this time.

In light of the factors described above, and the fact that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain employees in the competitive labor markets in which we compete, the Board has determined that the proposed adoption of the 2022 Plan Amendment is reasonable and appropriate at this time.

The amount, if any, of Awards to be awarded to employees, non-employee directors and consultants is determined by the Compensation Committee and is not presently determinable. Therefore, a New Plan Benefits Table is not provided. Information regarding Awards to the Named Executive Officers in 2024 pursuant to the 2022 Plan and are provided in the section titled "Narrative to the Summary Compensation Table-Equity-Based Compensation-Equity Awards to Named Executive Officers during 2023 and 2024".

Summary of the 2022 Plan

A summary of the material provisions of the 2022 Plan, is included in this Proxy Statement under the section "Executive Compensation- Narrative to the Summary Compensation Table - 2022 Plan." The summary therein does not purport to be a complete description of all the provisions of the 2022 Plan and is qualified in its entirety by reference to the complete text of the 2022 Plan, which is set forth as Exhibit 4.5 to the Company's Registration Statement on Form S-8 (File No. 333-282022) filed with the SEC on September 10, 2024.

Certain U.S. Federal Income Tax Consequences

The following is a summary of certain anticipated material U.S. federal income tax consequences generally applicable to Awards to U.S. Participants (as defined below) made under the 2022 Plan.

This summary is for general information purposes only and does not purport to be a complete analysis or listing of all potential U.S. federal income tax consequences that may apply to a U.S. Participant with respect to Awards under the 2022 Plan. In addition certain Participants in the Plan who are not U.S. Participants may be subject to U.S. federal income tax, depending on specific facts and circumstances, and this summary does not address U.S. federal income tax consequences with respect to those individuals. Further, this summary does not take into account the individual facts and circumstances of any particular U.S. Participant that may affect the U.S. federal income tax consequences of Awards under the 2022 Plan. This summary does not address the U.S. federal net investment income, U.S. federal alternative minimum, U.S. federal estate and gift, U.S. state and local, and non-U.S. tax consequences to U.S. Participants. Except as specifically set forth below, this summary does not discuss applicable income tax reporting requirements. Accordingly, this summary is not intended to be, and should not be construed as, legal or U.S. federal income tax advice with respect to any U.S. Participant. Each U.S. Participant should consult his or her own financial advisor, legal counsel, or accountant regarding the U.S. federal, U.S. state and local, and non-U.S. tax consequences of participation in the Plan.

No legal opinion from U.S. legal counsel or ruling from the Internal Revenue Service (the "IRS") has been requested, or will be obtained, regarding the U.S. federal income tax consequences to a U.S. Participant arising from and relating to awards under the 2022 Plan.  This summary is not binding on the IRS, and the IRS is not precluded from taking a position that is different from, and contrary to, the positions taken in this summary.

Each U.S. Participant should seek U.S. federal tax advice, based on such U.S. Participant's particular circumstances, from their own tax advisor.

Scope of This Disclosure

Authorities

This summary is based on the Code, Treasury Regulations, published IRS rulings, published administrative positions of the IRS, the Convention Between Canada and the United States of America with Respect to Taxes on Income and on Capital, signed September 26, 1980, as amended (the "Canada-U.S. Tax Convention"), and U.S. court decisions that are applicable as of the date of this document.  Any of the authorities on which this summary is based could be changed in a material and adverse manner at any time, and any such change could be applied on a retroactive basis.  This summary does not discuss the potential effects, whether adverse or beneficial, of any proposed legislation that, if enacted, could be applied on a retroactive or prospective basis.

U.S. Participants

For purposes of this summary of U.S. federal income tax consequences, a "U.S. Participant" is an officer, director, employee, consultant or other person who provide services to the Company or any Related Entity who receives awards under the 2022 Plan and who is either a citizen of the U.S. or a resident alien of the U.S. for purposes of the Code and the Canada-U.S. Tax Convention.

Non-U.S. Participants

For purposes of this summary, a "non-U.S. Participant" is an officer, director, employee, consultant or other person who provide services to the Company or any Related Entity who receives awards under the 2022 Plan but who is not a U.S. Participant.  This summary does not address the U.S. federal income tax consequences of participation in the Plan by a non-U.S. Participant.  Accordingly, a non-U.S. Participant should consult his or her own financial advisor, legal counsel, or accountant regarding the U.S. federal, U.S. state and local, and non-U.S. tax consequences (including the potential application of any tax treaties) of awards under the 2022 Plan.

Certain Special Rules

The foreign earned income exclusion provisions and the foreign tax credit provisions of the Code may, under certain circumstances, reduce the U.S. federal income tax liability of a U.S. Participant with respect to participation in the Plan.  U.S. Participants should consult their own financial advisor, legal counsel, or accountant regarding the foreign earned income exclusion provisions and the foreign tax credit provisions of the Code.

Certain U.S. Federal Income Tax Consequences of Awards under the 2022 Plans

The following is a summary of certain anticipated material U.S. federal income tax consequences with respect to awards under the 2022 Plan. Failure to comply with Section 409A of the Code could lead to different and less favorable tax treatment. For the tax consequences of ownership and disposition of the Common Shares received pursuant to any of the aforementioned awards, see the section below under the heading "Tax Consequences of the Ownership and Disposition of Common Shares." The Plan is designed to permit the award of Incentive Stock Options qualified under Section 422 of the Code or non-qualified stock options for U.S. federal income tax purposes. The following discussion is subject in its entirety to the passive foreign investment company rules discussed below.

Nonqualified Stock Options

A U.S. Participant will not be deemed to have received taxable income upon the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, a U.S. Participant generally will be deemed to have received taxable ordinary income in an amount equal to the excess of the fair market value of the Common Shares received on the date of exercise over the option price.

Upon the exercise of a nonqualified stock option, we will ordinarily be entitled to a deduction for federal income tax purposes in an amount equal to the amount included in income by the U.S. Participant as a result of such exercise. This deduction will be available to us in the tax year in which the U.S. Participant recognizes the income.

The income arising from a U.S. Participant who is an employee exercising a nonqualified stock option will be treated as compensation income for any applicable income and payroll tax withholding purposes, and the Committee may allow the U.S. Participant to satisfy the tax withholding obligation by withholding a portion of the Common Shares that would otherwise be delivered upon exercise. The basis of Common Shares received upon the exercise of a nonqualified stock option will be the option exercise price paid plus the amount recognized by the U.S. Participant as taxable income attributable to such Common Shares as a result of the exercise. Gain or loss recognized by the U.S. Participant on a subsequent disposition of any such Common Shares will be capital gain or loss if such Common Shares constitute a capital asset in the hands of the U.S. Participant. A U.S. Participant's holding period will commence on the date of exercise.

Incentive Stock Options

U.S. Participants will not be deemed to recognize taxable income upon the grant or exercise of an incentive stock option. If a U.S. Participant makes no disqualifying disposition of the Common Shares received upon exercise within the one-year period beginning after the transfer of such Common Shares to the U.S. Participant nor within two years from the date of grant of the incentive stock option, and if the U.S. Participant at all times from the date of the grant of the incentive stock option to a date three months before the date of exercise has been our employee, any gain recognized on the disposition of the Common Shares acquired upon exercise will be long-term capital gain. The difference between the fair market value of the Common Shares at the time of exercise and the exercise price will, however, be an item of tax preference, and may subject a U.S. Participant to the alternative minimum tax. We will not be entitled to any deduction with respect to the grant or exercise of the incentive stock option or the transfer of Common Shares acquired upon exercise.

If the U.S. Participant makes a disqualifying disposition of the Common Shares before the expiration of the one- or two-year holding periods described above, the U.S. Participant will be deemed to have received taxable ordinary income at the time of such disposition to the extent that the fair market value of the Common Shares at the time of exercise, or, if less, the amount realized on such disposition, exceeds the exercise price. To the extent that the amount realized on such disposition exceeds the fair market value of the Common Shares at the time of exercise, such excess will be taxed as capital gain if the Common Shares are otherwise a capital asset in the hands of the U.S. Participant. To the extent the U.S. Participant recognizes ordinary income on a disqualifying disposition of the Common Shares, we may be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the U.S. Participant.

SARs

A U.S. Participant will not be deemed to have received taxable income upon the grant or vesting of a SAR. Upon the exercise of a SAR, a U.S. Participant generally will be deemed to have received income, taxable for U.S. federal income tax purposes at ordinary income rates, equal to the fair market value at the time of exercise of any Common Shares received plus the amount of any cash received, and we will ordinarily be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the U.S. Participant as a result of such exercise.

The income arising from a U.S. Participant who is an employee exercising a SAR will be treated as compensation income for any applicable withholding tax purposes and the Committee may allow the U.S. Participant to satisfy the tax withholding obligation by withholding a portion of the Common Shares that would otherwise be delivered upon exercise. The basis of Common Shares received upon the exercise of a SAR will equal the fair market value of the Common Shares at the time of exercise. Gain or loss recognized by the U.S. Participant on a subsequent disposition of any such Common Shares will be capital gain or loss if such Common Shares constitute a capital asset in the hands of the U.S. Participant.

Restricted Stock

Recipients of grants of restricted stock generally will be required to include as taxable ordinary income the fair market value of the restricted stock at the time it is no longer subject to a substantial risk of forfeiture. In contrast, unrestricted stock grants are taxable at grant. An award holder who makes an election under Section 83(b) of the Code (an "83(b) election") within 30 days of the date of grant of the restricted stock will incur taxable ordinary income on the date of grant equal to the fair market value of such shares of restricted stock (determined without regard to forfeiture restrictions). With respect to the sale of Common Shares after the forfeiture restrictions have expired, the holding period to determine whether the award recipient has long-term or short-term capital gain (or loss) generally begins when the restrictions expire, and the tax basis for such Common Shares will generally be based on the fair market value of the Common Shares on that date. However, if the award holder made an 83(b) election as described above, the holding period commences on the date of such election, and the tax basis will be equal to the fair market value of the Common Shares on the date of the election (determined without regard to the forfeiture restrictions on the Common Shares). If the award permits dividends to accrue while the restricted stock is subject to a substantial risk of forfeiture, such dividends will be paid if and when the underlying shares vests and will also be taxed as ordinary income. We generally will be entitled to an income tax deduction equal to amounts the award holder includes in ordinary income at the time of such income inclusion.

Restricted Stock Units

Recipients of grants of restricted stock units (including performance share units) will not incur any U.S. federal income tax liability at the time the awards are granted. Award holders will recognize ordinary income equal to (i) the amount of cash received under the terms of the award or, as applicable, (ii) the fair market value of the Common Shares received (determined as of the date of receipt) under the terms of the award. We generally will be entitled to an income tax deduction equal to amounts the award holder includes in ordinary income at the time of such income inclusion.

Dividends and Dividend Equivalents

If a restricted stock award permits dividends to accrue while the restricted stock is subject to a substantial risk of forfeiture, such dividends will be paid if and when the underlying stock vests and will also be taxed as ordinary income, unless the U.S. Participant has elected under Section 83(b) of the Code to accelerate income recognition and the taxability of the award to the date of grant. If a restricted stock unit permits dividend equivalent amounts to accrue while the restricted stock unit is subject to a substantial risk of forfeiture, such dividend equivalent amounts will be paid if and when the underlying stock units are paid in cash or Common Shares and will also be taxed as ordinary income.

Other Share-Based Awards or Performance Awards.

The 2022 Plan also authorizes other share-based awards and performance awards, the terms of which are not specified in the 2022 Plan. The federal income tax consequences to recipients and to us upon the grant and exercise or settlement of these awards will depend on the terms of such awards.

Special Rules for Executive Officers Subject to Section 16 of the Exchange Act.

Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made under Section 83(b) of the Code, Common Shares received through the exercise or settlement of an award may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized and the amount of our income tax deduction will be determined as of the end of that period.

Section 162(m)

In most cases, companies are entitled to a U.S. tax deduction in an amount equal to the ordinary income realized by a participant from an award. However, Section 162(m) of the Code limits the deductibility of compensation paid to "covered employees" as defined in Section 162(m) of the Code.  To the extent the Company takes a U.S. tax deduction for any awards under the 2022 Plan, Section 162(m) may result in all or a portion of the awards to "covered employees" failing to be deductible for U.S. federal tax purposes.

Section 409A of the Code

The foregoing discussion of tax consequences of awards under the 2022 Plan assumes that the award discussed is either not considered a "deferred compensation arrangement" subject to Section 409A of the Code, or has been structured to comply with its requirements.  If an award is considered a deferred compensation arrangement subject to Section 409A but fails to comply, in operation or form, with the requirements of Section 409A, the affected U.S. Participant would generally be required to include in income when the award vests the amount deemed "deferred," would be required to pay an additional 20% income tax, and would be required to pay interest on the tax that would have been paid but for the deferral. The Committee intends to administer and interpret the 2022 Plan and all award agreements in a manner designed to satisfy the requirements of Section 409A of the Code and to avoid any adverse tax results thereunder to a holder of an award.

Clawback or Recoupment

All awards under the 2022 Plan will be subject to forfeiture or other penalties pursuant to any clawback policy we may adopt or amend from time to time, as determined by the Committee.

U.S. Federal Income Tax Consequences of Holding and Disposing of the Common Shares Received pursuant to Awards under 2022 Plan

The following discussion is subject, in its entirety, to the rules described below under the heading "Passive Foreign Investment Company Rules".

Distributions on Common Shares

A U.S. Participant that receives a distribution, including a constructive distribution, with respect to a Common Share will be required to include the amount of such distribution in gross income as a dividend (without reduction for any Canadian income tax withheld from such distribution) to the extent of the Company's current or accumulated "earnings and profits", as computed for U.S. federal income tax purposes. A dividend generally will be taxed to a U.S. Participant at ordinary income tax rates if the Company is a PFIC for the tax year of such distribution or was a PFIC for the preceding tax year. To the extent that a distribution exceeds the Company's current and accumulated "earnings and profits", such distribution will be treated first as a tax-free return of capital to the extent of a U.S. Participant's tax basis in the Common Shares and thereafter as gain from the sale or exchange of such Common Shares. (See "Sale or Other Taxable Disposition of Common Shares" below). However, the Company does not intend to maintain the calculations of its earnings and profits in accordance with U.S. federal income tax principles, and each U.S. Participant therefore should assume that any distribution by the Company with respect to the Common Shares will constitute ordinary dividend income. Dividends received on Common Shares by corporate U.S. Participants generally will not be eligible for the "dividends received deduction". Subject to applicable limitations and provided the Company is eligible for the benefits of the Canada-U.S. Tax Convention or the Common Shares are readily tradable on a United States securities market, dividends paid by the Company to non-corporate U.S. Participants, including individuals, in respect of Common Shares generally will be eligible for the preferential tax rates applicable to long-term capital gains for dividends, provided certain holding period and other conditions are satisfied, including that the Company not be classified as a PFIC in the tax year of distribution or in the preceding tax year. The dividend rules are complex, and each U.S. Participant should consult its own tax advisors regarding the application of such rules.

Sale or Other Taxable Disposition of Common Shares

Upon the sale or other taxable disposition of Common Shares, a U.S. Participant generally will recognize capital gain or loss in an amount equal to the difference between the U.S. dollar value of cash received plus the fair market value of any property received and such U.S. Participant's tax basis in such Common Shares sold or otherwise disposed of. A U.S. Participant's tax basis in Common Shares generally will be such U.S. Participant's U.S. dollar cost for such Common Shares. Gain or loss recognized on such sale or other disposition generally will be long-term capital gain or loss if, at the time of the sale or other disposition, the Common Shares have been held for more than one year.

Preferential tax rates currently apply to long-term capital gain of a U.S. Participant that is an individual, estate, or trust. There are currently no preferential tax rates for long-term capital gain of a U.S. Participant that is a corporation. Deductions for capital losses are subject to significant limitations under the Code.

Passive Foreign Investment Company Rules

If the Company were to constitute a "passive foreign investment company" or "PFIC" within the meaning of Section 1297 of the Code for any year during a U.S. Participant's holding period, then certain potentially adverse rules would affect the U.S. federal income tax consequences to a U.S. Participant resulting from the acquisition, ownership and disposition of Common Shares. The Company believes that it was not a PFIC for its most recently completed tax year. The Company's anticipated PFIC status for its current tax year and future tax years is uncertain and may depend on, among other things, how quickly the Company may raise cash, the manner in which, and how quickly, the Company utilizes its cash on hand and the cash proceeds raised in certain offerings, as well as on changes in the market value of Common Shares. No opinion of legal counsel or ruling from the IRS concerning its status as a PFIC has been obtained or is currently planned to be requested. The determination of whether any corporation was, or will be, a PFIC for a tax year depends, in part, on the application of complex U.S. federal income tax rules, which are subject to differing interpretations. In addition, whether any corporation will be a PFIC for any tax year depends on the assets and income of such corporation over the course of each such tax year and, as a result, the status of the Company or any of its subsidiaries for the current year cannot be predicted with certainty as of the date of this document. Accordingly, there can be no assurance that the IRS will not challenge any determination made by the Company or any of its subsidiaries concerning its PFIC status. Each U.S. Participant should consult its own tax advisors regarding the PFIC status of the Company and each of its subsidiaries.

In any year in which the Company is classified as a PFIC, a U.S. Participant will be required to file an annual report with the IRS containing such information as Treasury Regulations and/or other IRS guidance may require. In addition to penalties, a failure to satisfy such reporting requirements may result in an extension of the time period during which the IRS can assess a tax. U.S. Participants should consult their own tax advisors regarding the requirements of filing such information returns under these rules, including the requirement to file an IRS Form 8621 annually.

The Company generally will be a PFIC if, for a tax year, (a) 75% or more of its gross income is passive income (the "PFIC income test") or (b) 50% or more of the value of its assets either produce passive income or are held for the production of passive income, based on the quarterly average of the fair market value of such assets (the "PFIC asset test"). "Gross income" generally includes all sales revenues less the cost of goods sold, plus income from investments and from incidental or outside operations or sources, and "passive income" generally includes, for example, dividends, interest, certain rents and royalties, certain gains from the sale of shares and securities, and certain gains from commodities transactions. Active business gains arising from the sale of commodities generally are excluded from passive income if substantially all of a foreign corporation's commodities are shares in trade or inventory, depreciable property used in a trade or business, or supplies regularly used or consumed in the ordinary course of its trade or business, and certain other requirements are satisfied.

For purposes of the PFIC income test and PFIC asset test described above, if the Company owns, directly or indirectly, 25% or more of the total value of the outstanding shares of another corporation, the Company will be treated as if it (a) held a proportionate share of the assets of such other corporation and (b) received directly a proportionate share of the income of such other corporation. In addition, for purposes of the PFIC income test and PFIC asset test described above, and assuming certain other requirements are met, "passive income" does not include certain interest, dividends, rents, or royalties that are received or accrued by the Company from certain "related persons" (as defined in Section 954(d)(3) of the Code) also organized in Canada, to the extent such items are properly allocable to the income of such related person that is not passive income.

Under certain attribution rules, if the Company is a PFIC, U.S. Participants will generally be deemed to own their proportionate share of the Company's direct or indirect equity interest in any company that is also a PFIC (a "Subsidiary PFIC"), and will generally be subject to U.S. federal income tax on their proportionate share of (a) any "excess distributions," as described below, on the shares of a Subsidiary PFIC and (b) a disposition or deemed disposition of the shares of a Subsidiary PFIC by the Company or another Subsidiary PFIC, both as if such U.S. Participants directly held the shares of such Subsidiary PFIC. In addition, U.S. Participants may be subject to U.S. federal income tax on any indirect gain realized on the shares of a Subsidiary PFIC on the sale or disposition of Common Shares. Accordingly, U.S. Participants should be aware that they could be subject to tax under the PFIC rules even if no distributions are received and no redemptions or other dispositions of Common Shares are made.

Under proposed Treasury Regulations, if a U.S. Participant has an option, warrant or other right to acquire shares of a PFIC (such as the options), such option, warrant or right is considered to be PFIC shares subject to the default rules of Section 1291 of the Code. Under the rules described below, the holding period for the Common Shares received upon the exercise of a stock option will begin on the date a U.S. Participant is issued such stock option. This will impact the availability of the QEF Election and Mark-to-Market Election (each as defined below) with respect to the Common Shares received upon exercise of such option.

Default PFIC Rules Under Section 1291 of the Code

If the Company is a PFIC for any tax year during which a U.S. Participant owns Common Shares, the U.S. federal income tax consequences to such U.S. Participant of the acquisition, ownership, and disposition of Common Shares will depend on whether and when such U.S. Participant makes an election to treat the Company and each Subsidiary PFIC, if any, as a "qualified electing fund" or "QEF" under Section 1295 of the Code (a "QEF Election") or makes a mark-to-market election under Section 1296 of the Code (a "Mark-to-Market Election"). A U.S. Participant that does not make either a QEF Election or a Mark-to-Market Election will be referred to in this summary as a "Non-Electing U.S. Participant."

A Non-Electing U.S. Participant will be subject to the rules of Section 1291 of the Code (described below) with respect to: (a) any gain recognized on the sale or other taxable disposition of Common Shares; and (b) any "excess distribution" received on the Common Shares. A distribution generally will be an "excess distribution" to the extent that such distribution (together with all other distributions received in the current tax year) exceeds 125% of the average distributions received during the three preceding tax years (or during a U.S. Participant's holding period for the Common Shares, if shorter).

Under Section 1291 of the Code, if the Company is a PFIC, any gain recognized on the sale or other taxable disposition of Common Shares (including an indirect disposition of the shares of any Subsidiary PFIC), and any "excess distribution" received on Common Shares or with respect to the shares of a Subsidiary PFIC, must be ratably allocated to each day in a Non-Electing U.S. Participant's holding period for the respective Common Shares. The amount of any such gain or excess distribution allocated to the tax year of disposition or distribution of the excess distribution and to years before the entity became a PFIC, if any, would be taxed as ordinary income (and not eligible for certain preferred rates). The amounts allocated to any other tax year would be subject to U.S. federal income tax at the highest tax rate applicable to ordinary income in each such year, and an interest charge would be imposed on the tax liability for each such year, calculated as if such tax liability had been due in each such year. A Non-Electing U.S. Participant that is not a corporation must treat any such interest paid as "personal interest," which is not deductible.

If the Company is a PFIC for any tax year during which a Non-Electing U.S. Participant holds Common Shares, the Company will continue to be treated as a PFIC with respect to such Non-Electing U.S. Participant, regardless of whether the Company ceases to be a PFIC in one or more subsequent tax years. If the Company ceases to be a PFIC, a Non-Electing U.S. Participant may terminate this deemed PFIC status by electing to recognize gain (which will be taxed under the rules of Section 1291 of the Code discussed above), but not loss, as if Common Shares were sold on the last day of the last tax year for which the Company was a PFIC.

QEF Election

A U.S. Participant that makes a timely and effective QEF Election for the first tax year in which the holding period of its Common Shares begins generally will not be subject to the rules of Section 1291 of the Code discussed above with respect to its Common Shares. A U.S. Participant that makes a timely and effective QEF Election will be subject to U.S. federal income tax on such U.S. Participant's pro rata share of (a) the Company's net capital gain, which will be taxed as long-term capital gain to such U.S. Participant, and (b) the Company's ordinary earnings, which will be taxed as ordinary income to such U.S. Participant. Generally, "net capital gain" is the excess of (i) net long-term capital gain over (ii) net short-term capital loss, and "ordinary earnings" are the excess of (x) "earnings and profits" over (y) net capital gain. A U.S. Participant that makes a QEF Election will be subject to U.S. federal income tax on such amounts for each tax year in which the Company is a PFIC, regardless of whether such amounts are actually distributed to such U.S. Participant by the Company. However, for any tax year in which the Company is a PFIC and has no net income or gain, U.S. Participants that have made a QEF Election would not have any income inclusions as a result of the QEF Election. If a U.S. Participant that made a QEF Election has an income inclusion, such a U.S. Participant may, subject to certain limitations, elect to defer payment of current U.S. federal income tax on such amounts, subject to an interest charge. If such U.S. Participant is not a corporation, any such interest paid will be treated as "personal interest," which is not deductible.

A U.S. Participant that makes a timely and effective QEF Election with respect to the Company generally (a) may receive a tax-free distribution from the Company to the extent that such distribution represents the Company's "earnings and profits" that were previously included in income by the U.S. Participant because of such QEF Election and (b) will adjust such U.S. Participant's tax basis in the Common Shares to reflect the amount included in income or allowed as a tax-free distribution because of such QEF Election. In addition, a U.S. Participant that makes a QEF Election generally will recognize capital gain or loss on the sale or other taxable disposition of Common Shares.

The procedure for making a QEF Election, and the U.S. federal income tax consequences of making a QEF Election, will depend on whether such QEF Election is timely. A QEF Election will be treated as "timely" if such QEF Election is made for the first year in the U.S. Participant's holding period for the Common Shares in which the Company is a PFIC. A U.S. Participant may make a timely QEF Election by filing the appropriate QEF Election documents at the time such U.S. Participant files a U.S. federal income tax return for such year. If a U.S. Participant does not make a timely and effective QEF Election for the first year in the U.S. Participant's holding period for the Common Shares, the U.S. Participant may still be able to make a timely and effective QEF Election in a subsequent year if such U.S. Participant meets certain requirements and makes a "purging" election to recognize gain (which will be taxed under the rules of Section 1291 of the Code discussed above) as if such Common Shares were sold for their fair market value on the day the QEF Election is effective. If a U.S. Participant makes a QEF Election but does not make a "purging" election to recognize gain as discussed in the preceding sentence, then such U.S. Participant shall be subject to the QEF Election rules and shall continue to be subject to tax under the rules of Section 1291 of the Code discussed above with respect to its Common Shares. If a U.S. Participant owns PFIC shares indirectly through another PFIC, separate QEF Elections must be made for the PFIC in which the U.S. Participant is a direct shareholder and the Subsidiary PFIC for the QEF rules to apply to both PFICs.

A QEF Election will apply to the tax year for which such QEF Election is timely made and to all subsequent tax years, unless such QEF Election is invalidated or terminated or the IRS consents to revocation of such QEF Election. If a U.S. Participant makes a QEF Election and, in a subsequent tax year, the Company ceases to be a PFIC, the QEF Election will remain in effect (although it will not be applicable) during those tax years in which the Company is not a PFIC. Accordingly, if the Company becomes a PFIC in another subsequent tax year, the QEF Election will be effective and the U.S. Participant will be subject to the QEF rules described above during any subsequent tax year in which the Company qualifies as a PFIC.

As discussed above, under proposed Treasury Regulations, if a U.S. Participant has an option, warrant or other right to acquire shares of a PFIC (such as the options), such option, warrant or right is considered to be PFIC shares subject to the default rules of Section 1291 of the Code. However, a U.S. Participant of an option, warrant or other right to acquire shares of a PFIC may not make a QEF Election that will apply to the option, warrant or other right to acquire PFIC shares. In addition, under proposed Treasury Regulations, if a U.S. Participant holds an option, warrant or other right to acquire shares of a PFIC, the holding period with respect to shares of shares of the PFIC acquired upon exercise of such option, warrant or other right will include the period that the option, warrant or other right was held.

Consequently, under the proposed Treasury Regulations, if a U.S. Participant holding Common Shares received upon exercise of options makes a QEF Election, such election generally will not be treated as a timely QEF Election with respect to such Common Shares (unless such options are exercised in the same tax year in which they are received and a QEF Election is made for such tax year) and the rules of Section 1291 of the Code discussed above will continue to apply with respect to such U.S. Participant's Common Shares. However, a U.S. Participant holding Common Shares received upon exercise of options should be eligible to make a timely QEF Election if such U.S. Participant makes a "purging" or "deemed sale" election to recognize gain (which will be taxed under the rules of Section 1291 of the Code discussed above) as if such Common Shares were sold for fair market value. As a result of the "purging" or "deemed sale" election, the U.S. Participant will have a new tax basis and holding period in the Common Shares acquired upon the exercise of the options for purposes of the PFIC rules. In addition, gain recognized on the sale or other taxable disposition (other than by exercise) of the options by a U.S. Participant will be subject to the default rules of Section 1291 of the Code discussed above. Each U.S. Participant should consult its own tax advisor regarding the application of the PFIC rules to the Common Shares.

U.S. Participants should be aware that there can be no assurances that the Company will satisfy the record keeping requirements that apply to a QEF, or that the Company will supply U.S. Participants with information that such U.S. Participants are required to report under the QEF rules, in the event the Company is a PFIC. Thus, U.S. Participants may not be able to make a QEF Election with respect to their Common Shares. Each U.S. Participant should consult its own tax advisors regarding the availability of, and procedure for making, a QEF Election.

A U.S. Participant makes a QEF Election by attaching a completed IRS Form 8621, including a PFIC Annual Information Statement, to a timely filed United States federal income tax return. However, if the Company does not provide the required information with regard to the Company or any of its Subsidiary PFICs, U.S. Participants will not be able to make a QEF Election for such entity and will continue to be subject to the rules of Section 1291 of the Code discussed above that apply to Non-Electing U.S. Participants with respect to the taxation of gains and excess distributions.

Mark-to-Market Election

A U.S. Participant may make a Mark-to-Market Election only if the Common Shares are marketable stock. The Common Shares generally will be "marketable stock" if the Common Shares are regularly traded on (a) a national securities exchange that is registered with the SEC, (b) the national market system established pursuant to section 11A of the Exchange Act, or (c) a foreign securities exchange that is regulated or supervised by a governmental authority of the country in which the market is located, provided that (i) such foreign exchange has trading volume, listing, financial disclosure, and surveillance requirements, and meets other requirements and the laws of the country in which such foreign exchange is located, together with the rules of such foreign exchange, ensure that such requirements are actually enforced and (ii) the rules of such foreign exchange effectively promote active trading of listed shares. If such shares are traded on such a qualified exchange or other market, such shares generally will be "regularly traded" for any calendar year during which such shares are traded, other than in de minimis quantities, on at least 15 days during each calendar quarter. Each U.S. Participant should consult its own tax advisor in this matter.

A U.S. Participant that makes a Mark-to-Market Election with respect to its Common Shares generally will not be subject to the rules of Section 1291 of the Code discussed above with respect to such Common Shares. However, if a U.S. Participant does not make a Mark-to-Market Election beginning in the first tax year of such U.S. Participant's holding period for the Common Shares for which the Company is a PFIC and such U.S. Participant has not made a timely QEF Election, the rules of Section 1291 of the Code discussed above will apply to certain dispositions of, and distributions on, the Common Shares.

A U.S. Participant that makes a Mark-to-Market Election will include in ordinary income, for each tax year in which the Company is a PFIC, an amount equal to the excess, if any, of (a) the fair market value of the Common Shares, as of the close of such tax year over (b) such U.S. Participant's adjusted tax basis in such Common Shares. A U.S. Participant that makes a Mark-to-Market Election will be allowed a deduction in an amount equal to the excess, if any, of (a) such U.S. Participant's adjusted tax basis in the Common Shares, over (b) the fair market value of such Common Shares (but only to the extent of the net amount of previously included income as a result of the Mark-to-Market Election for prior tax years).

A U.S. Participant that makes a Mark-to-Market Election generally also will adjust such U.S. Participant's tax basis in the Common Shares to reflect the amount included in gross income or allowed as a deduction because of such Mark-to-Market Election. In addition, upon a sale or other taxable disposition of Common Shares, a U.S. Participant that makes a Mark-to-Market Election will recognize ordinary income or ordinary loss (not to exceed the excess, if any, of (a) the amount included in ordinary income because of such Mark-to-Market Election for prior tax years over (b) the amount allowed as a deduction because of such Mark-to-Market Election for prior tax years). Losses that exceed this limitation are subject to the rules generally applicable to losses provided in the Code and Treasury Regulations.

A U.S. Participant makes a Mark-to-Market Election by attaching a completed IRS Form 8621 to a timely filed United States federal income tax return. A Mark-to-Market Election applies to the tax year in which such Mark-to-Market Election is made and to each subsequent tax year, unless the Common Shares cease to be "marketable stock" or the IRS consents to revocation of such election. Each U.S. Participant should consult its own tax advisors regarding the availability of, and procedure for making, a Mark-to-Market Election.

Although a U.S. Participant may be eligible to make a Mark-to-Market Election with respect to the Common Shares, no such election may be made with respect to the shares of any Subsidiary PFIC that a U.S. Participant is treated as owning, because such shares are not marketable. Hence, the Mark-to-Market Election will not be effective to avoid the application of the default rules of Section 1291 of the Code described above with respect to deemed dispositions of Subsidiary PFIC stock or excess distributions from a Subsidiary PFIC to its shareholder.

Other PFIC Rules

Under Section 1291(f) of the Code, the IRS has issued proposed Treasury Regulations that would impact certain consequences of the application of the PFIC regime to U.S. Participants. Among other consequences, and subject to certain exceptions, such proposed Treasury Regulations would cause a U.S. Participant that had not made a timely QEF Election to recognize gain (but not loss) upon certain transfers of Common Shares that would otherwise be tax-deferred (e.g., gifts and exchanges pursuant to corporate reorganizations) in the event the Company is a PFIC during such U.S. Participant's holding period for the relevant shares. However, the specific U.S. federal income tax consequences to a U.S. Participant may vary based on the manner in which Common Shares are transferred.

If finalized in their current form, the proposed Treasury Regulations applicable to PFICs would be effective for transactions occurring on or after April 1, 1992. Because the proposed Treasury Regulations have not yet been adopted in final form, they are not currently effective, and there is no assurance that they will be adopted in the form and with the effective date proposed. Nevertheless, the IRS has announced that, in the absence of final Treasury Regulations, taxpayers may apply reasonable interpretations of the Code provisions applicable to PFICs and that it considers the rules set forth in the proposed Treasury Regulations to be reasonable interpretations of those Code provisions. The PFIC rules are complex, and the implementation of certain aspects of the PFIC rules requires the issuance of Treasury Regulations which in many instances have not yet been promulgated and which, when promulgated, may have retroactive effect. U.S. Participants should consult their own tax advisors about the potential applicability of the proposed Treasury Regulations.

Certain additional adverse rules may apply with respect to a U.S. Participant if the Company is a PFIC, regardless of whether such U.S. Participant makes a QEF Election. For example, under Section 1298(b)(6) of the Code, a U.S. Participant that uses Common Shares as security for a loan will, except as may be provided in Treasury Regulations, be treated as having made a taxable disposition of such Common Shares.

In addition, a U.S. Participant who acquires Common Shares from a decedent will not receive a "step up" in tax basis of such Common Shares to fair market value unless such decedent had a timely and effective QEF Election in place.

Special rules also apply to the amount of foreign tax credit that a U.S. Participant may claim on a distribution from a PFIC. Subject to such special rules and the foreign tax credit rules described below, foreign taxes paid with respect to any distribution in respect of shares in a PFIC are generally eligible for the foreign tax credit. The rules relating to distributions by a PFIC and their eligibility for the foreign tax credit are complicated, and a U.S. Participant should consult with its own tax advisors regarding the availability of the foreign tax credit with respect to distributions by a PFIC.

The PFIC rules are complex, and each U.S. Participant should consult its own tax advisors regarding the PFIC rules and how the PFIC rules may affect the U.S. federal income tax consequences of the acquisition, ownership, and disposition of Common Shares.

Additional Considerations

Receipt of Foreign Currency

The amount of any distribution paid to a U.S. Participant in foreign currency, or on the sale, exchange or other taxable disposition of Common Shares generally will be equal to the U.S. dollar value of such foreign currency based on the exchange rate applicable on the date of receipt or, if applicable, the date of settlement if the Common Shares are traded on an established securities market (regardless of whether such foreign currency is converted into U.S. dollars at that time). A U.S. Participant will have a tax basis in the foreign currency equal to its U.S. dollar value on the date of receipt. Any U.S. Participant who converts or otherwise disposes of the foreign currency after the date of receipt may have a foreign currency exchange gain or loss that would be treated as ordinary income or loss, and generally will be U.S. source income or loss for foreign tax credit purposes. Different rules apply to U.S. Participants who use the accrual method of tax accounting. Each U.S. Participant should consult its own U.S. tax advisors regarding the U.S. federal income tax consequences of receiving, owning, and disposing of foreign currency.

Foreign Tax Credit

Dividends paid on the Common Shares will be treated as foreign-source income, and generally will be treated as "passive category income" or "general category income" for U.S. foreign tax credit purposes. Any gain or loss recognized on a sale or other disposition of Common Shares generally will be United States source gain or loss. Certain U.S. Participants that are eligible for the benefits of Canada-U.S. Tax Convention may elect to treat such gain or loss as Canadian source gain or loss for U.S. foreign tax credit purposes. The Code applies various complex limitations on the amount of foreign taxes that may be claimed as a credit by U.S. taxpayers. In addition, Treasury Regulations that apply to foreign taxes paid or accrued (the "Foreign Tax Credit Regulations") impose additional requirements for Canadian withholding taxes to be eligible for a foreign tax credit, and there can be no assurance that those requirements will be satisfied. The Treasury Department has released guidance temporarily pausing the application of certain of the Foreign Tax Credit Regulations.

Subject to the PFIC rules and the Foreign Tax Credit Regulations, each as discussed above, a U.S. Participant that pays (whether directly or through withholding) Canadian income tax with respect to dividends paid on the Common Shares generally will be entitled, at the election of such U.S. Participant, to receive either a deduction or a credit for such Canadian income tax. Generally, a credit will reduce a U.S. Participant's U.S. federal income tax liability on a dollar-for-dollar basis, whereas a deduction will reduce a U.S. Participant's income that is subject to U.S. federal income tax. This election is made on a year-by-year basis and applies to all foreign taxes paid (whether directly or through withholding) by a U.S. Participant during a year. The foreign tax credit rules are complex and involve the application of rules that depend on a U.S. Participant's particular circumstances. Accordingly, each U.S. Participant should consult its own U.S. tax advisor regarding the foreign tax credit rules.

Backup Withholding and Information Reporting

Under U.S. federal income tax law and Treasury Regulations, certain categories of U.S. Participants must file information returns with respect to their investment in, or involvement in, a foreign corporation. For example, U.S. return disclosure obligations (and related penalties) are imposed on individuals who are U.S. Participants that hold certain specified foreign financial assets in excess of certain threshold amounts. The definition of specified foreign financial assets includes not only financial accounts maintained in foreign financial institutions, but also, unless held in accounts maintained by a financial institution, any shares or security issued by a non-U.S. person, any financial instrument or contract held for investment that has an issuer or counterparty other than a U.S. person and any interest in a non-U.S. entity. U.S. Participants may be subject to these reporting requirements unless their Common Shares are held in an account at certain financial institutions. Penalties for failure to file certain of these information returns are substantial. U.S. Participants should consult their own tax advisors regarding the requirements of filing information returns, including the requirement to file an IRS Form 8938.

Payments made within the U.S. or by a U.S. payor or U.S. middleman, of dividends on, and proceeds arising from the sale or other taxable disposition of Common Shares will generally be subject to information reporting and backup withholding tax if a U.S. Participant (a) fails to furnish such U.S. Participant's correct U.S. taxpayer identification number (generally on IRS Form W-9), (b) furnishes an incorrect U.S. taxpayer identification number, (c) is notified by the IRS that such U.S. Participant has previously failed to properly report items subject to backup withholding tax, or (d) fails to certify, under penalty of perjury, that such U.S. Participant has furnished its correct U.S. taxpayer identification number and that the IRS has not notified such U.S. Participant that it is subject to backup withholding tax. However, certain exempt persons generally are excluded from these information reporting and backup withholding rules. Backup withholding is not an additional tax. Any amounts withheld under the U.S. backup withholding tax rules will be allowed as a credit against a U.S. Participant's U.S. federal income tax liability, if any, or will be refunded, if such U.S. Participant furnishes required information to the IRS in a timely manner.

The discussion of reporting requirements set forth above is not intended to constitute a complete description of all reporting requirements that may apply to a U.S. Participant. A failure to satisfy certain reporting requirements may result in an extension of the time period during which the IRS can assess a tax, and under certain circumstances, such an extension may apply to assessments of amounts unrelated to any unsatisfied reporting requirement. Each U.S. Participant should consult its own tax advisors regarding the information reporting and backup withholding rules.

2022 Plan Amendment Resolution

At the Annual Meeting, shareholders will be asked to consider and, if thought appropriate, pass, with or without variation, the following ordinary resolution to approve the 2022 Plan Amendment (the "2022 Plan Amendment Resolution"):

"BE IT RESOLVED AS AN ORDINARY RESOLUTION THAT: Section 4(a) of the 2022 Incentive Compensation Plan is hereby amended to read in its entirety as follows:

(a) Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 9(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be 4,500,000. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares."

Vote Required. For the 2022 Plan Amendment to be approved and confirmed, the 2022 Plan Amendment Resolution must be passed by the affirmative vote of a simple majority of the votes cast at the Annual Meeting are cast "FOR" approval.

THE BOARD RECOMMENDS A VOTE "FOR" THE 2022 PLAN AMENDMENT RESOLUTION AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS A SHAREHOLDER HAS SPECIFIED CONTRARY INSTRUCTIONS IN THE PROXY.

PROPOSAL NO. 4 - APPROVAL OF STOCK APPRECIATION RIGHTS PROPOSAL

Background

Clifford Starke Stock Appreciation Rights

On April 11, 2025, the Board authorized an award of SARs (the "Starke Stock Appreciation Rights") to be granted as of the date of the Annual Meeting if shareholders approve the Stock Appreciation Rights Proposal (the "SAR Approval Date"). The number of Starke Stock Appreciation Rights will equal 9.5% of the total issued and outstanding Common Shares as of the date of the SAR Approval Date less 1,603,984, with an exercise price per right equal to the Company's closing share price on Nasdaq on the SAR Approval Date (the "SAR Exercise Price"), which vest in 9 tranches. The first 8 tranches shall represent 1% and the final tranche shall represent 1.5% of total issued and outstanding Common Shares as of the date of the SAR Approval Date. The first tranche will vest upon the Company's share price increasing by 25% from the SAR Exercise Price with each tranche thereafter requiring an additional 25% increase in share price to vest in accordance with the below vesting schedule. The Starke Stock Appreciation Rights expire 10 years from the grant date with a post-termination exercise period of one year. The Starke Stock Appreciation Rights were issued outside of the 2022 Plan.

The Starke Stock Appreciation Rights will vest in accordance with the following vesting schedule:

Tranche	Percentage Increase in Flora Growth Corp. Share Price From Grant Date For Tranche to Vest
1	25%
2	50%
3	75%
4	100%
5	125%
6	150%
7	175%
8	200%
9	225%

Dany Vaiman Stock Appreciation Rights

On April 11, 2025, the Board authorized an award of SARs (the "Vaiman Stock Appreciation Rights") to be granted as of the date of the Annual Meeting if shareholders approve the Stock Appreciation Rights Proposal. The number of Vaiman Stock Appreciation Rights will equal 4% of the total issued and outstanding Common Shares as of the date of the SAR Approval Date less 534,661, with an exercise price per right equal to the SAR Exercise Price, which vest in 8 equal tranches. The first tranche will vest upon the Company's share price increasing by 25% from the SAR Exercise Price with each tranche thereafter requiring an additional 25% increase in share price to vest in accordance with the below vesting schedule. The Vaiman Stock Appreciation Rights expire 10 years from the grant date with a post-termination exercise period of one year. The Vaiman Stock Appreciation Rights were issued outside of the 2022 Plan.

The Vaiman Stock Appreciation Rights will vest in accordance with the following vesting schedule:

Tranche	Percentage Increase in Flora Growth Corp. Share Price From Grant Date For Tranche to Vest
1	25%
2	50%
3	75%
4	100%
5	125%
6	150%
7	175%
8	200%

Sammy Dorf Stock Appreciation Rights

On April 11, 2025, the Board authorized an award of SARs (the "Dorf Stock Appreciation Rights") to be granted as of the date of the Annual Meeting if shareholders approve the Stock Appreciation Rights Proposal. The number of Dorf Stock Appreciation Rights will equal 9.5% of the total issued and outstanding Common Shares as of the date of the SAR Approval Date, with an exercise price per right equal to the SAR Exercise Price, which vest in 9 tranches. The first 8 tranches shall represent 1% and the final tranche shall represent 1.5% of the total issued and outstanding Common Shares as of the date of the SAR Approval Date. The first tranche will vest upon the Company's share price increasing by 25% from the SAR Exercise Price with each tranche thereafter requiring an additional 25% increase in share price to vest in accordance with the below vesting schedule. The Dorf Stock Appreciation Rights expire 10 years from the grant date with a post-termination exercise period of one year. The Dorf Stock Appreciation Rights were issued outside of the 2022 Plan.

The Dorf Stock Appreciation Rights will vest in accordance with the following vesting schedule:

Tranche	Percentage Increase in Flora Growth Corp. Share Price From Grant Date For Tranche to Vest
1	25%
2	50%
3	75%
4	100%
5	125%
6	150%
7	175%
8	200%
9	225%

Reasons for the Proposed Stock Appreciation Rights

The Board's main goal in designing the Starke Stock Appreciation Rights, the Vaiman Stock Appreciation Rights and the Dorf Stock Appreciation Rights (together, the "Proposed Stock Appreciation Rights") is to create significant value for Flora shareholders. The Board's primarily objectives includes:

1) Incentivize Mr. Starke, Mr. Vaiman and Mr. Dorf, and further align their interests with those of Flora's other shareholders

The Board believes in compensating Mr. Starke, Mr. Vaiman and Mr. Dorf fairly and providing material compensation if all other shareholders realize significant value. Under the vesting of these awards, all shareholders will benefit with the value of Flora's equity increasing by tens of millions of dollars. Flora's shareholders will realize the real-time benefits of any increases to Flora's share price. This is a genuine pay for performance award that strongly aligns Mr. Starke's, Mr. Vaiman's and Mr. Dorf's interests with the interest of all shareholders and Flora.

2) Ensure the continuity of their leadership over the long-term

The Board believes that securing the services of Mr. Starke, Mr. Vaiman and Mr. Dorf over the long-term is in the best interests of the Flora. The Board recognizes that achieving the vesting of the award tranches will require the commitment and full engagement of the Chief Executive Officer, Chief Financial Officer and executive chairman. This will ensure these executives are focused on driving shareholder while leading all key aspects of Flora's business.

3) Transform Flora into a Company with a market capitalization in excess of $100 million

The Board believes that these awards, if fully vested, would result in an 800% increase to Flora's share price since the respective grant dates - an ambitious and meaningful objective that will benefit all shareholders of the Company. By fully aligning the interests of the Chief Executive Officer, Chief Financial Officer and Executive Chairman with those of Flora's shareholders, Flora will be one step closer to achieving this goal.

Potential Value that Could be Realized under the Proposed Stock Appreciation Rights

It is not possible to reliably estimate the value that could be realized under the Proposed Stock Appreciation Rights because the value depends on the amount of dilution that Flora experiences over the course of the term of the rights. The more dilution, the less value will be realized by the Chief Executive Officer, Chief Financial Officer and Executive Chairman. While Flora has no way of predicting how much dilution there will be, some amount of future dilution is a certainty, whether due to additional issuances of equity as part of (i) regular compensation awards to Flora employees, (ii) capital-raising activities, or (iii) mergers and acquisitions. Thus, it is not possible to know the value that the Chief Executive Officer, Chief Financial Officer and Executive Chairman will realize from the Proposed Stock Appreciation Rights even if one were to assume that the rights would fully vest.

U.S. Federal Income Tax Considerations

Federal Income Tax Consequences. The following discussion is a brief summary of the principal U.S. federal income tax consequences of the Proposed Stock Appreciation Rights under the Code, as in effect on the date of this Proxy Statement. Since Mr. Starke and Mr. Vaiman are not U.S. taxpayers, the discussion below is limited to the federal income tax consequences to Mr. Dorf and the Company. The Code and its regulations are subject to change. This summary is not intended to be exhaustive and does not describe, among other things, state, local or non-U.S. income and other tax consequences.

Tax Effects for Mr. Dorf.  Mr. Dorf will not have taxable income from the grant of the Dorf Stock Appreciation Rights nor will he have taxable income from stockholder approval of the Dorf Stock Appreciation Rights, if such approval occurs.  If and when Mr. Dorf exercises any portion of the Dorf Stock Appreciation Rights, he will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares of the Company's common stock over the exercise price of the stock appreciation right.  Any taxable income recognized in connection with the exercise of the Dorf Stock Appreciation Rights will be subject to applicable tax withholding by us. Any additional gain or loss recognized upon any later disposition of the shares of common stock will be capital gain or loss.

Tax Effects for the Company. In most cases, companies are entitled to a U.S. tax deduction in an amount equal to the ordinary income realized by a participant when the participant exercises a SAR and recognizes such income. However, Section 162(m) of the Code limits the deductibility of compensation paid to "covered employees" as defined in Section 162(m) of the Code. Under Section 162(m) of the Code, as most recently amended in December 2017, we expect that Mr. Starke, Mr. Vaiman and Mr. Dorf will always be covered employees for purposes of Section 162(m) of the Code. No tax deduction is allowed for compensation paid to any covered employee to the extent that the total compensation for that covered employee exceeds $1,000,000 in any taxable year. Therefore, in any given year in which Mr. Starke, Mr. Vaiman or Mr. Dorf exercises all or part of the Proposed Stock Appreciation Rights, any U.S. tax deduction by the Company will be limited to $1,000,000, regardless of the amount of compensation recognized from the exercise of the Proposed Stock Appreciation Rights.

Stock Appreciation Rights Proposal Resolution

At the Annual Meeting, shareholders will be asked to consider and, if thought appropriate, pass, with or without variation, the following ordinary resolution to approve the Proposed Stock Appreciation Rights (the "Stock Appreciation Rights Resolution"):

"BE IT RESOLVED AS AN ORDINARY RESOLUTION THAT: the Proposed Stock Appreciation Rights, as described in Proposal No. 4, hereby are, approved, confirmed and ratified in all respects."

Vote Required. For the Stock Appreciation Rights Resolution to be approved and confirmed, the Stock Appreciation Rights Resolution must be passed by the affirmative vote of a simple majority of the votes cast at the Annual Meeting are cast "FOR" approval.

THE BOARD RECOMMENDS A VOTE "FOR" THE STOCK APPRECIATION RIGHTS RESOLUTION AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS A SHAREHOLDER HAS SPECIFIED CONTRARY INSTRUCTIONS IN THE PROXY.

PROPOSAL NO. 5 - APPROVAL OF SHARE CONSOLIDATION PROPOSAL

Our Board has approved the filing of Articles of Amendment to the Articles to effect the Share Consolidation. If approved by the shareholders as proposed, the Board would have the sole discretion to effect the Share Consolidation, if at all, within one (1) year of the date the proposal is approved by shareholders and to fix the specific ratio within a range of one-for-ten (1-for-10) to a maximum of a one-for-one hundred (1-for-100) split. The Board has the discretion to abandon the amendment and not implement the Share Consolidation. We believe that enabling the Board to fix the specific ratio of the Share Consolidation within the stated range will provide us with the flexibility to implement it in a manner designed to maximize the anticipated benefits for our shareholders.

In fixing the ratio, the Board may consider, among other things, factors such as: the initial and continued listing requirements of the Nasdaq Capital Market; the number of Common Shares outstanding; potential financing opportunities; and prevailing general market and economic conditions.

The Share Consolidation, if approved by our shareholders, would become effective upon the filing of the Articles of Amendment to the Articles, or at the later time set forth in the amendment. The exact timing of the amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to our Company and our shareholders. In addition, the Board reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to abandon the amendment and the Share Consolidation if, at any time prior to the effectiveness of the filing of the Articles of Amendment to the Articles, the Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our shareholders to proceed. If implemented, the Share Consolidation will have the effect of decreasing the number of Common Shares issued and outstanding. Because the number of authorized Common Shares will not be reduced in connection with the Share Consolidation, the Share Consolidation will result in an effective increase in the authorized number of Common Shares available for issuance in the future.

The proposed form of Amendment to effect the Share Consolidation is attached as Appendix A to this Proxy Statement. Any amendment to our Articles to effect the Share Consolidation will include the Share Consolidation ratio fixed by the Board, within the range approved by our shareholders.

Reasons for the Share Consolidation

Our primary reason for recommending the Share Consolidation is to increase the bid price of our Common Shares to regain compliance with the continued listing requirements of the Nasdaq Capital Market.

On February 25, 2025, we received a letter from Nasdaq indicating that we no longer met the minimum bid price requirement set forth in Nasdaq Listing Rule 5550(a)(2) (the "Minimum Bid Price Requirement") because the closing bid price for our Common Shares was less than $1.00 for the previous 30 consecutive business days. Under Nasdaq Listing Rule 5810(c)(3)(A), we were provided an initial period of 180 calendar days, or until August 25, 2025 (the "Initial Compliance Date"), to regain compliance with the Minimum Bid Price Requirement. To regain compliance, the closing bid price of the Common Shares must be at least $1.00 per share for a minimum of ten consecutive business days before August 25, 2025, at which time the Listing Qualifications Staff will provide written notification to the Company that it complies with the Minimum Bid Requirement, unless the Staff exercises its discretion to extend this ten-day period pursuant to Nasdaq Listing Rule 5810(c)(3)(H).

If the Common Shares does not achieve compliance by August 25, 2025, the Company may be eligible for an additional 180-day period to regain compliance, provided that it meets the continued listing requirement for market value of publicly held shares and all other initial listing standards of the Nasdaq Capital Market, with the exception of the Minimum Bid Price Requirement, and provides written notice to Nasdaq of its intention to cure the deficiency during the second compliance period, for example, by effecting a share consolidation, if necessary.

Our Board strongly believes that the Share Consolidation is necessary to maintain our listing on the Nasdaq Capital Market. Accordingly, our Board has approved resolutions to effect the Share Consolidation and directed that it be submitted to our shareholders for adoption and approval at the Annual Meeting.

Failure to approve the Share Consolidation may potentially have serious, adverse effects on us and our shareholders. Our Common Shares could be delisted from the Nasdaq Capital Market because our Common Shares may continue to trade below the requisite $1.00 per share price needed to maintain our listing in accordance with the minimum bid price requirement. Our shares may then trade on the OTCQX® Best Market, OTCQB® Venture Market or other small trading markets, such as the pink sheets. In that event, our Common Shares could trade thinly as a microcap or penny stock, adversely decrease to nominal levels of trading and may be avoided by retail and institutional investors, resulting in the impaired liquidity of our Common Shares.

Potential Effects of the Share Consolidation

Generally

The Share Consolidation may make our Common Shares more attractive and cost-effective investment to a broader range of investors, which in turn would enhance the liquidity of the holders of Common Shares. For example, the current market price of our Common Shares may prevent certain institutional investors, professional investors and other members of the investing public from purchasing our Common Shares. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced shares or tend to discourage individual brokers from recommending low-priced shares to their customers. Furthermore, some of those policies and practices may function to make the processing of trades in low-priced shares economically unattractive to brokers. Moreover, because brokers' commissions on low-priced shares generally represent a higher percentage of the share price than commissions on higher-priced shares, the current average price per share of our Common Shares can result in investors paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.

The Share Consolidation will affect all holders of our Common Shares uniformly and will not affect any shareholder's percentage ownership interest or any shareholder's proportionate voting power, except that as described below under "Fractional Shares," record holders of Common Shares otherwise entitled to a fractional share as a result of the Share Consolidation because they hold a number of shares not evenly divisible by the Share Consolidation ratio will automatically be entitled to receive an additional fraction of a Common Share to round up to the next whole share.

The Share Consolidation may result in some shareholders owning "odd lots" of less than 100 Common Shares. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in "round lots" of even multiples of 100 shares.

Our Common Shares are currently registered under the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The Share Consolidation will not affect the registration of our Common Shares under the Exchange Act. In addition, notwithstanding the decrease in the number of outstanding shares that will result if the Share Consolidation is effected, our Board does not intend for this transaction to be the first step in a "going private transaction" within the meaning of Rule 13e-3 of the Exchange Act, however, the Company continues to explore all available strategic options.

If the Share Consolidation is effected, the post-split market price of our Common Shares may be less than the pre-split price multiplied by the Share Consolidation ratio. In addition, a reduction in number of shares outstanding may impair the liquidity for our Common Shares, which may reduce the value of our Common Share.

After Each Share Consolidation Ratio

The following table contains the approximate number of issued and outstanding Common Shares, and the estimated per share trading price following a one-for-ten (1:10) to one-for-one hundred (1:100) Share Consolidation, without giving effect to any adjustments for fractional Common Shares or the issuance of any derivative securities, as of April 8, 2025.

	Current	1:10	1: 100	1: 38(4)

Common Shares Authorized(1)	Unlimited	Unlimited	Unlimited	Unlimited

Common Shares Issued and Outstanding	19,435,642	1,943,564	194,356	511,464

Number of Common Shares Reserved for Issuance(2)	2,599,686	259,968	25,996	68,412
Number of Common Shares Authorized but Unissued and Unreserved	Unlimited	Unlimited	Unlimited	Unlimited

Price per share, based on the closing price of our Common Shares on April 8, 2025(3)	$0.48	$4.79	$47.90	$18.20

(1) The Share Consolidation will not have any impact on the number of Common Shares we are authorized to issue under our Articles.

(2) Current consists of: (i) 2,578,645 Common Shares subject to outstanding stock appreciation rights, and (ii) 21,041 Common Shares subject to outstanding options to purchase Common Shares.

(3) The price per share indicated reflects solely the application of the approved split ratios to the closing price of our Common Shares on April 8, 2025. Assumed trading price of our Common Shares post-Share Consolidation has been rounded to two decimal places.

(4) The Share Consolidation will only be consummated at a ratio in which the Company will continue to satisfy the Nasdaq continued listing requirements.

The increase in authorized Common Shares will not have any immediate effect on the rights of existing shareholders. However, because our shareholders do not have any preemptive rights, future issuance of Common Shares or securities exercisable for or convertible into Common Shares could have a dilutive effect on our earnings per share, book value per share, and the voting rights of shareholders and could have a negative effect on the price of our Common Shares.

Effect on Par Value of our Common Shares

The Share Consolidation will not affect the par value of our Common Share, which will remain as no par value.

Effect on our Stock Option Plan and 2022 Plan

We previously granted options, SARs, restricted stock, restricted stock units, other equity-based awards and cash incentive awards under our Stock Option Plan and our 2022 Plan. As of April 8, 2025, there were approximately 14,375 Common Shares subject to outstanding awards granted under the Stock Option Plan and our 2022 Plan in aggregate and approximately 10,187 shares remained available under the Stock Option Plan and the 2022 Plan.

The Stock Option Plan and the 2022 Plan provide that in the event of a consolidation, such as the Share Consolidation, the Company may adjust proportionately the Common Shares subject to an Award as well as any applicable exercise price, per-person Award limitation, and any other aspect of any Award that the Company determines to be appropriate in order to prevent the reduction or enlargement of benefits under any Award. Accordingly, if the Share Consolidation is effected, these proportionate adjustments will be effected.

The foregoing summary is qualified in its entirety by the terms of the respective Stock Option Plan and 2022 Plan which were filed as Exhibits 10.1 and 10.19, respectively, to our Annual Report on Form 10-K filed with the SEC on March 24, 2025.

Fractional Shares

We will not issue fractional shares in connection with the Share Consolidation. Instead, record holders of our Common Shares who otherwise would be entitled to receive a fractional share because they hold a number of shares not evenly divisible by the Share Consolidation ratio will automatically be entitled to receive an additional fraction of a Common Share to round up to the next whole share. In any event, cash will not be paid for fractional shares.

Procedure for Implementing the Share Consolidation

If our shareholders approve this proposal, and if our Board determines that it is in our best interest and the best interests of our shareholders to proceed with the Share Consolidation, we will file the Articles of Amendment to the Articles to effect the Share Consolidation. As of the effective time of the Share Consolidation, each share certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Holders of Certificated Common Shares

If the Share Consolidation is effected, shareholders holding Common Shares in certificated form will be sent a transmittal letter by our transfer agent after the effective time of the Share Consolidation. The letter of transmittal will contain instructions on how a shareholder should surrender their certificate(s) representing pre-split Common Shares to our transfer agent in exchange for certificates representing the appropriate number of post-Share Consolidation Common Shares. No certificates representing post-split Common Shares will be issued to a shareholder until such shareholder has surrendered to our transfer agent all their certificates representing their pre-split shares, together with a properly completed and executed letter of transmittal. No shareholder will be required to pay a transfer or other fee to exchange their certificates representing pre-split Common Shares. Until surrendered, we will deem certificates representing pre-split Common Share to be cancelled and only to represent the number of whole shares of post-split Common Shares to which these shareholders are entitled, subject to the treatment of fractional shares. If a certificate representing pre-split shares of our Common Shares bears a restrictive legend, the certificate issued in exchange therefor will bear the same restrictive legend. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares. Shareholders should not destroy any share certificate(s) and should not submit any certificate(s) unless and until requested to do so.

Beneficial Owners

If the Share Consolidation is effected, we intend to treat shares held by shareholders through a bank, broker, or other nominee in the same manner as shares held by shareholders of record. Banks, brokers, and other nominees will be instructed to effect the Share Consolidation for beneficial owners holding our Common Shares in street name. However, these banks, brokers, and other nominees may have different procedures for processing the Share Consolidation than for shareholders of record. Shareholders who hold Common Shares in street name and who have questions in this regard are encouraged to contact their banks, brokers, or other nominees.

Registered "Book-Entry" Holders of Common Shares

If the Share Consolidation is effected, shareholders who hold their Common Shares electronically in book-entry form with our transfer agent will not need to take action (i.e., the exchange will be automatic) to receive their post-Share Consolidation Common Shares.

Accounting Matters

If the Share Consolidation is implemented, net income or loss per Common Share, and other per Common Share amounts, will be increased because there will be fewer Common Shares issued and outstanding. In future financial statements, net income or loss per Common Share and other per Common Share amounts for periods ending before the applicable consolidation took effect would be recast to give retroactive effect to such Share Consolidation.

Certain U.S. Federal Income Tax Consequences of the Share Consolidation

The following paragraphs are intended as a summary of certain U.S. federal income tax consequences to U.S. Holders (as defined below) with respect to the Share Consolidation, if effected. This summary does not attempt to describe all possible federal or other tax consequences of such actions nor does it address the particular circumstances of any U.S. Holder of the Company's Common Shares. In addition, it does not describe any state, local or non-U.S. tax consequences.

The following discussion is a general summary of certain U.S. federal income tax consequences of the Share Consolidation that may be relevant to holders of the Company's Common Shares that are U.S. Holders (as defined below) who hold such shares as a capital asset within the meaning of Section 1221 of the U.S. Internal Revenue Code of 1986, as amended (the "Code") for federal income tax purposes. This summary is based upon the provisions of the Code, Treasury regulations promulgated thereunder, administrative rulings and judicial decisions as of the date hereof, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below. This summary does not discuss the potential effects, whether adverse or beneficial, of any proposed legislation that, if enacted, could be applied on a retroactive or prospective basis. In addition, except as specifically set forth below, this discussion does not discuss applicable tax reporting requirements.

This discussion does not address all aspects of federal income taxation that may be relevant to U.S. Holders in light of their particular circumstances or to holders that may be subject to special tax rules, including, without limitation: (i) holders subject to the alternative minimum tax; (ii) banks, insurance companies, underwriters, or other financial institutions; (iii) tax-exempt organizations, qualified retirement plans, individual retirement accounts or other tax-deferred accounts; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (or other flow-through entities for U.S. federal income tax purposes and their partners or members); (vii) S corporations (and shareholders therein); (viii) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (ix) holders whose "functional currency" is not the U.S. dollar; (x) persons holding the Company's Common Shares as a position in a hedging transaction, "straddle," "conversion transaction" or other integrated transaction; (xi) persons who acquire the Company's Common Shares in connection with employment or other performance of services including pursuant to the exercise of compensatory stock options or the vesting of restricted Common Shares of the Company's; (xii) U.S. expatriates or former long-term residents of the U.S.; (xiii) holders which own, have owned or will own (directly, indirectly or by attribution) 10% or more of the total vote or value of the Company's shares; (xiv) holders that are subject to special tax accounting rules; or (xv) holders that hold their Common Shares in connection with a trade or business, permanent establishment, or fixed base outside the United States. In addition, this summary does not address the tax consequences arising under the laws of any foreign, state or local jurisdiction and U.S. federal tax consequences other than federal income taxation. U.S. Holders that are subject to special provisions under the Code, including, but not limited to, U.S. Holders described immediately above, should consult their own tax advisors regarding the U.S. federal, U.S. federal alternative minimum, U.S. federal net investment income, U.S. federal estate and gift, U.S. state and local, and non-U.S. tax consequences relating to the Share Consolidation.

If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds the Company's Common Shares, the tax treatment of a holder that is a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Owners of entities or arrangements that are classified as partnerships for U.S. federal income tax purposes should consult their own tax advisors regarding the U.S. federal income tax consequences arising from and relating to the Share Consolidation. This summary does not discuss any U.S. federal income tax consequences applicable to holders of voting preferred shares, warrants or any other convertible or exchangeable Company securities. Holders of voting preferred shares, warrants or any other convertible or exchangeable Company securities should consult their own tax advisors regarding the U.S. federal, state and local and non-U.S. tax consequences of the Share Consolidation and any related transactions to them in light of their own particular circumstances.

The Company has not sought, and will not seek, an opinion of legal counsel or a ruling from the Internal Revenue Service ("IRS") regarding the United States federal income tax consequences of the Share Consolidation and there can be no assurance the IRS will not challenge the statements and conclusions set forth in this discussion or that a court would not sustain any such challenge. EACH HOLDER OF COMMON SHARES SHOULD CONSULT SUCH HOLDER'S OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE SHARE CONSOLIDATION TO SUCH HOLDER.

For purposes of the discussion below, a "U.S. Holder" is a beneficial owner of the Company's Common Shares that for U.S. federal income tax purposes is: (i) an individual which is a citizen or resident of the United States; (ii) a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state or political subdivision thereof; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust, the administration of which is subject to the primary supervision of a U.S. court and as to which one or more U.S. persons have the authority to control all substantial decisions of the trust, or that has a valid election in effect to be treated as a U.S. person.

This summary does not address the tax consequences of transactions effected prior or subsequent to, or concurrently with, the Share Consolidation (whether or not such transactions are undertaken in connection with the Share Consolidation).

The Share Consolidation is intended to constitute a "recapitalization" within the meaning of Section 368(a)(1) of the Code and/or a tax-deferred exchange pursuant to Section 1036 of the Code for U.S. federal income tax purposes. Provided the Share Consolidation qualifies as a "recapitalization" within the meaning of Section 368(a)(1) of the Code and/or a tax-deferred exchange pursuant to Section 1036 of the Code for U.S. federal income tax purposes, a U.S. Holder generally should not recognize gain or loss upon the receipt of the Company's Common Shares in the Share Consolidation except with respect to any additional fractions of a Company's Common Shares received as a result of the rounding up of any fractional shares that would otherwise be issued, as discussed below. Subject to the following discussion regarding a U.S. Holder's receipt of a whole share of the Company's Common Shares in lieu of a fractional share, a U.S. Holder's aggregate tax basis in the Company's Common Shares received pursuant to the Share Consolidation should equal the aggregate tax basis of the Company's Common Shares surrendered, and such U.S. Holder's holding period in the Company's Common Shares received should include the holding period in the shares of the Company's Common Shares surrendered. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the Company's Common Shares surrendered to the Company's Common Shares received pursuant to the Share Consolidation. U.S. Holders of the Company's Common Shares acquired on different dates and at different prices should consult their own tax advisors regarding the allocation of the tax basis and holding period of such shares.

As described above under "Fractional Shares," no fractional Common Shares of the Company will be issued as a result of the Share Consolidation. Instead, if the Share Consolidation would result in a U.S. Holder receiving fractional shares, the number of shares to be issued to such U.S. Holder will be rounded up to the nearest whole share. The U.S. federal income tax consequences of the receipt of such additional fraction of the Company's Common Shares are not clear. A U.S. Holder who receives one whole share of the Company's Common Shares in lieu of a fractional share may recognize income or gain in an amount not to exceed the excess of the fair market value of such share over the fair market value of the fractional share to which such U.S. Holder was otherwise entitled. The Company is not making any representation as to whether the receipt of one whole share in lieu of a fractional share will result in income or gain to any shareholder, and shareholders are urged to consult their own tax advisors as to the possible tax consequences of receiving a whole share in lieu of a fractional share in the Share Consolidation.

Interests of Directors and Executive Officers

None of the Company's directors or executive officers have any substantial interest, directly or indirectly, in this proposal except to the extent of their ownership of Common Shares.

Required Vote and Recommendation

Shareholders may vote for, against, or abstain from voting on the approval of the Share Consolidation. The Share Consolidation Proposal will be approved if it receives the affirmative vote of a majority of the Common Shares, voting together as a single class, present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions and broker non-votes will effectively count as votes against the Share Consolidation Proposal. Failures to vote will also effectively count as votes against the Share Consolidation Proposal.

Share Consolidation Resolution

At the Annual Meeting, shareholders will be asked to consider and, if thought appropriate, pass, with or without variation, the following ordinary resolution to approve the Share Consolidation Proposal (the "Share Consolidation Resolution"):

"BE IT RESOLVED AS AN ORDINARY RESOLUTION THAT: the proposed Share Consolidation, as described in Proposal No. 5, hereby is, approved, confirmed and ratified in all respects."

Vote Required. For the Share Consolidation Resolution to be approved and confirmed, the Share Consolidation Resolution must be passed by the affirmative vote of two-thirds of the votes cast at the Annual Meeting are cast "FOR" approval (subject to the separate tabulation of votes described in "Who May Vote?" set forth above).

THE BOARD RECOMMENDS A VOTE "FOR" THE SHARE CONSOLIDATION RESOLUTION AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS A SHAREHOLDER HAS SPECIFIED CONTRARY INSTRUCTIONS IN THE PROXY.

PROPOSAL NO. 6 - TO CONSIDER AND, IF DEEMED ADVISABLE, APPROVE THE REPRICING OF CERTAIN
OUTSTANDING SARS.

We are seeking shareholder approval for the repricing and amendment of vesting terms of certain outstanding SARs granted to our employees and executive officers, in order to address employee retention and competitiveness concerns (the "SAR Repricing"). The SARs being considered for the SAR Repricing were granted between December 15, 2023 and December 15, 2024, and have exercise prices ranging from $0.9149 to $1.30 per share and are detailed below (collectively, the "Eligible SARs"). On April 8, 2025, the closing price of our Common Shares as reported on Nasdaq was $0.4792 per share. On April 11, 2025, our Board approved, based on the Compensation Committee's consideration and recommendation and subject to the approval of the shareholders at the Annual Meeting, the repricing of the Eligible SARs to the closing price of the Common Shares on Nasdaq on the date that shareholders approve the SAR Repricing. Accordingly, if this Proposal No. 6 is approved at the Annual Meeting, (i) all Eligible SARs will be repriced and lowered to an exercise price equal to the closing price of the Common Shares on Nasdaq on the date of the Annual Meeting (with such repricing to be effective as of the date of the Annual Meeting) and (ii) vesting terms of the December 2023 Starke SARs, August 2024 Starke SARs, December 2023 Vaiman SARs and August 2024 Vaiman SARs (in each case, as defined below) will be amended such that the first tranche will vest upon the Company's share price increasing by 25% instead of 50% from the Company's closing share price on the date shareholders approve the SAR Repricing, with each tranche thereafter requiring an additional 25% increase instead of a 50% increase in the Company's share price in accordance with the schedules in "Specifics of the Repricing and Amendment of Vesting Terms" below.

The affirmative vote of the holders of a majority of the shares present by virtual attendance or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to approve Proposal No. 6. If our shareholders fail to approve the proposed SAR Repricing, Eligible SARs will not be repriced.

Eligible SARs

December 2023 SARs

On December 15, 2023, the Company entered into a consulting agreement with Clifford Starke, Chief Executive Officer of the Company. In connection with entering into the consulting agreement, Mr. Starke was granted 1,028,665 SARs, with an exercise price of $1.21 per SAR, representing the Company's closing share price on the grant date, which vest in 12 equal tranches. The first tranche will vest upon the Company's share price increasing by 50% from $1.21 with each tranche thereafter requiring an additional 50% increase in share price to vest in accordance with the below vesting schedule (the "December 2023 Starke SARs"). The December 2023 Starke SARs were issued outside of the 2022 Plan, expire 10 years from the grant date with a post-termination exercise period of one year. The Company's shareholders approved the December 2023 Starke SARs at the 2024 Annual Meeting.

On December 15, 2023, the Company entered into an executive employment agreement with Dany Vaiman, Chief Financial Officer of the Company. In connection with entering into the executive employment agreement, Mr. Vaiman was granted 342,888 SARs, with an exercise price of $1.21 per SAR, representing the Company's closing share price on the grant date, which vest in 8 equal tranches. The first tranche will vest upon the Company's share price increasing by 50% from $1.21 with each tranche thereafter requiring an additional 50% increase in share price to vest in accordance with the below vesting schedule (the "December 2023 Vaiman SARs" and together with the December 2023 Starke SARs, the "December 2023 SARs"). The December 2023 Vaiman SARs were issued outside of the 2022 Plan, expire 10 years from the grant date with a post-termination exercise period of one year. The Company's shareholders approved the December 2023 Vaiman SARs at the 2024 Annual Meeting.

August 2024 SARs

On May 27, 2024, the Board authorized the August 2024 SARs (as defined below), subject to the Company's shareholders approving such August 2024 SARs at the 2024 Annual Meeting.  On August 14, 2024, at the 2024 Annual Meeting, the Company's shareholders approved the August 2024 SARs and 575,319 SARs were issued to Clifford Starke, the Company's Chief Executive Officer (the "August 2024 Starke SARs") and 191,773 SARs were issued to Dany Vaiman, the Company's Chief Financial Officer (the "August 2024 Vaiman SARs" and together with the August 2024 Starke SARs, the "August 2024 SARs").

The exercise price of the August 2024 SARs is $0.9149. The August 2024 Starke SARs vest in 12 equal tranches. The first tranche will vest upon the Company's share price increasing by 50% from $0.9149 with each tranche thereafter requiring an additional 50% increase in share price to vest. The August 2024 Vaiman SARs vest in 8 equal tranches. The first tranche will vest upon the Company's share price increasing by 50% from $0.9149 with each tranche thereafter requiring an additional 50% increase in share price to vest.

December 2024 SARs

On December 15, 2024, the Company granted (i) 372,500 SARs to Dany Vaiman, the Company's Chief Financial Officer (ii) 30,000 SARs to Harold Wolkin, one of the Company's directors, (iii) 5,000 SARs to Manfred Leventhal, one of the Company's directors and (iv) 30,000 SARs to Michael Rank, one of the Company's employees (collectively, the "December 2024 SARs"). The December 2024 SARs were issued pursuant to the 2022 Plan and Form S-8 Registration Statement (File No. 333-282022), have an exercise price of $1.30, vested on December 15, 2024 and expire December 15, 2034.

Rationale for Repricing

We have historically granted equity-based awards either under the 2022 Plan or outside of the 2022 Plan consistent with the view that share-based incentive compensation opportunities play a key role in our ability to recruit, motivate and retain qualified individuals. While our compensation packages generally include a number of different components, we believe that equity compensation is key to linking pay to performance as it encourages employees and executive officers to work toward our success and aligns their interests with those of our shareholders by providing them with a means by which they can benefit from increasing the value of our shares. We face significant competition for experienced and talented personnel with critical and high demand skills in our industry, and stock options are an important part of our incentive compensation.

As a cannabis company, the market price for our Common Shares has historically been volatile, reflecting the risks and uncertainties inherent in our business. The Compensation Committee and the Board have determined that adverse changes in the market price of our Common Shares since the Eligible SARs were granted could materially interfere with our efforts to retain the service of the holders of the Eligible SARs. Therefore, the Compensation Committee recommended to the Board, and the Board approved the SAR Repricing, to encourage an increasing alignment of their interests with those of our shareholders and their stake in the long-term performance and success of the Company. When the market price of our Common Shares is significantly below the applicable exercise price of an SAR, often referred to as "underwater" or "out-of-the-money", for example, the Compensation Committee and the Board believe that the SAR holder is not likely to exercise that SAR and will not have the desired incentive that the SARs are intended to provide.

The trading price of our Common Shares has significantly declined since the issuance of the December 2023 SARs. While we remain optimistic regarding our business, the price of our Common Shares remains depressed.  On December 15, 2023, the closing price of our Common Shares as reported on Nasdaq was $1.21 per share. As of April 8, 2025, the closing price of our Common Shares on Nasdaq was $0.4792 per share, resulting in 100% of the Eligible SARs being underwater, meaning that the exercise price exceeded the closing price of our Common Shares.

Eligible SARs	Exercise Price	Weighted Average Exercise Price	Expiry
December 2023 SARs	$1.2100	$1.2100	August 14, 2035
August 2024 SARs	$0.9149	$0.9149	August 14, 2035
December 2024 SARs	$1.3000	$1.3000	December 15, 2034

Specifics of the Repricing

On the date that shareholders approve the SAR Repricing, the Eligible SARs held by the individuals mentioned above will be repriced to the closing price of our Common Shares as reported on Nasdaq on such date. If any holder of an Eligible SAR terminates service with us before the date that shareholders approve the SAR Repricing, their Eligible SARs will not be repriced on the Repricing Date.

The vesting terms of the December 2023 Starke SARs and the August 2024 Starke SARs will be amended such that the first of nine tranches will vest upon the Company's share price increasing by 25% from the Company's closing share price on the date shareholders approve the SAR Repricing, with each tranche thereafter requiring an additional 25% increase in share price to vest in accordance with the following schedule:

Tranche	Percentage Increase in Flora Growth Corp. Share Price From Grant Date For Tranche to Vest
1	25%
2	50%
3	75%
4	100%
5	125%
6	150%
7	175%
8	200%
9	225%

The vesting terms of the December 2023 Vaiman SARs and the August 2024 Vaiman SARs will be amended such that the first of eight tranches will vest upon the Company's share price increasing by 25% from the Company's closing share price on the date shareholders approve the SAR Repricing, with each tranche thereafter requiring an additional 25% increase in share price to vest in accordance with the following schedule:

Tranche	Percentage Increase in Flora Growth Corp. Share Price From Grant Date For Tranche to Vest
1	25%
2	50%
3	75%
4	100%
5	125%
6	150%
7	175%
8	200%

Alternatives Considered

We considered several alternatives in arriving at this Proposal No. 6.

  We could do nothing. We are concerned that if we do not improve the Eligible SAR holders' prospects of receiving long-term value from their SARs, we will undermine their long-term commitment to us. We will also forgo an opportunity to better align their interests with the interests of our shareholders.
  Increase cash compensation. To replace underwater equity incentives, we considered whether we could substantially increase cash compensation. However, significant increases in cash compensation would substantially increase our compensation expenses and reduce our cash flow from operations, which could adversely affect our business and operating results.
  Exchange underwater SARs for new SARs or Options. We also considered implementing a program to exchange underwater SARs for new SARs or other equity-linked compensatory securities. However, the exchange ratios for such an exchange would likely result in fewer replacement awards being granted and we do not believe such a program would provide sufficient incentives for retention under our current circumstances. In addition, any exchange proposal would require compliance with the SEC's tender offer rules and result in additional costs, complexities and burdens on our resources. We believe that for our retention strategy to be effective, in addition to the proposed SAR Repricing, it is also necessary to provide supplemental grants of SARs to a number of our Named Executive Officers as described in Proposal No. 4.

Eligible SAR Holders

The following table lists all of our current directors as a group, all of our current executive officers as a group, all of our current employees (other than our executive officers) as a group, and all of our former directors and executive officers as a group for which we are seeking approval of the SAR Repricing, the following information is as of April 8, 2025:

  the number of Common Shares subject to Eligible SARs;
  the per share weighted average exercise prices of the Eligible SARs; and the weighted average remaining term of the Eligible SARs.
Name of Individual or Group	Number of Common Shares Subject to Eligible SARs	Weighted Average Exercise Price of Eligible SARs	Weighted Average Remaining Term (in years)
Clifford Starke	1,603,984	$1.10	10.4
Dany Vaiman	907,161	$1.18	10.1
Harold Wolkin	30,000	$1.30	9.7
Manfred Leventhal	5,000	$1.30	9.7
Michael Rank	30,000	$1.30	9.7

Accounting Treatment of the Repricing

We have adopted the provisions of Financial Accounting Standards Codification Topic 718, or ASC Topic 718, regarding accounting for share-based payments. Under Topic 718, we will recognize any incremental compensation cost of the Eligible SARs subject to the SAR Repricing. The incremental compensation cost will be measured as the excess, if any, of the fair value of the repriced Eligible SARs immediately following the SAR Repricing over the fair value of the Eligible SARs immediately prior to the SAR Repricing.

Certain U.S. Federal Income Tax Consequences

The following discussion is intended only as a general summary of the material U.S. federal income tax consequences of the SAR Repricing, based upon the provisions of the Code as of the date of this Proxy Statement. This summary does not take into account certain circumstances that may change the income tax treatment of awards for individual U.S. Participants, and it does not describe the consequences under any other federal tax law (such as employment taxes), state income tax consequences of any award or the taxation of awards in jurisdictions outside of the United States.

For income tax purposes, the repricing of a SAR is treated as a new SAR granted as of the effective date of the repricing.  So long as the exercise price is equal to at least fair market value as of the date of the repricing, a U.S. Participant will not be deemed to have received taxable income upon the grant or vesting of such SAR. Upon the exercise of a SAR, a U.S. Participant generally will be deemed to have received income, taxable for U.S. federal income tax purposes at ordinary income rates, equal to the fair market value at the time of exercise of any Common Shares received plus the amount of any cash received, and we will ordinarily be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the U.S. Participant as a result of such exercise.

The income arising from a U.S. Participant who is an employee exercising a SAR will be treated as compensation income for any applicable withholding tax purposes and the Committee may allow the U.S. Participant to satisfy the tax withholding obligation by withholding a portion of the Common Shares that would otherwise be delivered upon exercise. The basis of Common Shares received upon the exercise of a SAR will equal the fair market value of the Common Shares at the time of exercise. Gain or loss recognized by the U.S. Participant on a subsequent disposition of any such Common Shares will be capital gain or loss if such Common Shares constitute a capital asset in the hands of the U.S. Participant.

SAR Repricing Resolution

At the Annual Meeting, shareholders will be asked to consider and, if thought appropriate, pass, with or without variation, the following ordinary resolution to approve the SAR Repricing Proposal (the "SAR Repricing Resolution"):

"BE IT RESOLVED AS AN ORDINARY RESOLUTION THAT: the proposed SAR Repricing, as described in Proposal No. 6, hereby is, approved, confirmed and ratified in all respects."

Vote Required

For the SAR Repricing Resolution to be approved and confirmed, the SAR Repricing Resolution must be passed by the affirmative vote of a simple majority of the votes cast at the Annual Meeting are cast "FOR" approval (subject to the separate tabulation of votes described in "Who May Vote?" set forth above).

THE BOARD RECOMMENDS A VOTE "FOR" THE SAR PRICING RESOLUTION AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS A SHAREHOLDER HAS SPECIFIED CONTRARY INSTRUCTIONS IN THE PROXY.

AUDIT COMMITTEE REPORT

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed with the SEC nor shall this information be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a filing.

Our Audit Committee consists of Chair, Harold Wolkin and members, Edward Woo and Manfred Leventhal. The Board has determined that each Audit Committee member is "independent," as independence for Audit Committee members is defined in the applicable Nasdaq listing standards and rules of the SEC and by NI 52-110. The Board also determined that all members of the Audit Committee are financially literate as such term is defined by NI 52-110, and Mr. Woo, Mr. Wolkin and Mr. Leventhal each qualify as an Audit Committee financial expert, as such term is defined in Item 407 of Regulation S-K. Although designated as Audit Committee financial experts, the Audit Committee Chair and members are not accountants for the Company nor, under SEC rules, an "expert" for purposes of the liability provisions of the Securities Act or for any other purpose.

The role of the Audit Committee is to (a) oversee the accounting and financial reporting processes of the Company and the audits of the Company's financial statements; (b) oversee the Company's compliance with legal and regulatory requirements; (c) oversee the performance of the Company's internal audit function; (d) take, or recommend that the Board of the Company take, appropriate action to oversee the qualifications, independence and performance of the Company's independent auditors; and (e) prepare the report required by the rules of the SEC to be included in the Company's annual proxy statement.

The Audit Committee influences the overall tone for quality financial reporting, sound internal controls, and ethical behavior. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, for the appropriateness of the accounting and reporting policies that are used by the Company, and for the establishment and effectiveness of internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board ("PCAOB"), expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles, expressing an opinion on the effectiveness of internal control over financial reporting (when required), and for reviewing the Company's interim consolidated financial statements.

The independent auditors report directly to the Audit Committee. The Audit Committee has the sole authority and responsibility to recommend to the Board the nomination of the independent auditors for approval by the shareholders on an annual basis. The Audit Committee is directly responsible for the appointment, retention, termination, compensation, retention, evaluation and oversight of the work of the independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

In 2024, the Audit Committee met and held discussions with management and Davidson, the Company's independent registered public accounting firm. The Audit Committee discussed with management and Davidson the Company's audited consolidated financial statements and policies and procedures designed to reduce the likelihood of events of non-compliance with rules and regulations, including discussions of the quality, not just the acceptability, of accounting policies and principles, significant judgments and estimates, system of internal control over financial reporting, and clarity of disclosures, including items reported as Critical Auditing Matters in the report of the independent auditor. The Audit Committee reviewed the annual plan and scope of work to be performed by Davidson, and met outside of the presence of management with Davidson to discuss their respective audit results, evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. Consistent with the requirements of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, the Audit Committee discussed with Davidson those matters required to be discussed pursuant to PCAOB Auditing Standard 1301, "Communications with Audit Committees," and the rules of the SEC, and reviewed a letter from Davidson disclosing such matters.

The Audit Committee also discussed with Davidson the firm's independence from the Company and its management team and reviewed the written disclosures and letter from Davidson pursuant to applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and considered the compatibility of non-audit services, if any, with Davidson's independence.

Based upon the reports and discussions described above, the Audit Committee, in accordance with its responsibilities, recommended to the Board that the audited consolidated financial statements be included in the Company's Annual Report for the year ended December 31, 2024.

AUDIT COMMITTEE

Edward Woo (Chair)

Harold Wolkin

Manfred Leventhal

WHERE TO GET ADDITIONAL INFORMATION

As a reporting company, we are subject to the informational requirements of the Exchange Act and Canadian securities laws and accordingly file our annual report (including audited consolidated financial statements), quarterly reports on Form 10-Q (management's discussion and analysis ("MD&A")), current reports on Form 8-K, proxy statements, and other information with the SEC and on the System for Electronic Document Analysis and Retrieval ("SEDAR+"). As an electronic filer, our public filings are maintained on the SEC's website at http://www.sec.gov/edgar and on SEDAR+ https://www.sedarplus.ca which contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC or on SEDAR+, as applicable.

Shareholders may contact the Company to request copies of the Company's financial statements and MD&A at Flora Growth Corp. Attention: Chief Financial Officer, 3230 W. Commercial Boulevard, Suite 180, Fort Lauderdale, Florida 33309.

COST OF PROXY STATEMENT

We will bear the cost of the solicitation of proxies on behalf of the Board. In addition to the use of the mail, proxies may be solicited by us personally, or by similar means. None of our directors, officers, or employees will be specifically compensated for those activities. We do not expect to pay any compensation for the solicitation of proxies. However, we will reimburse brokerage firms, custodians, nominees, fiduciaries, and other persons holding our shares in their names, or in the names of nominees, at approved rates for their reasonable expenses in forwarding proxy materials to beneficial owners of securities held of record by them and obtaining their proxies.

SHAREHOLDER COMMUNICATIONS

General. All interested parties, including shareholders, may communicate with the Company or our Board by letter addressed to Flora Growth Corp. Attention: Chief Financial Officer, 3230 W. Commercial Boulevard, Suite 180, Fort Lauderdale, Florida 33309. This centralized process assists our Board in reviewing and responding to communications in an appropriate manner. If an interested party would like the letter to be forwarded directly to the Chairman, or if no Chairman is listed, the members of the standing committees of the Board, he or she should so indicate. If no specific direction is indicated, the Chief Financial Officer of the Company will review the letter and forward it to the appropriate Board member(s).

Submission of Shareholder Proposals and Director Nominations for 2026 Annual Meeting. Pursuant to Rule 14a-8 under the Exchange Act, our shareholders may present proper proposals for inclusion in our proxy statement and form of proxy and for consideration at the next annual meeting by submitting their proposals to us in a timely manner. Any shareholder of the Company who wishes to present a proposal for inclusion in the proxy statement and form of proxy for action at the 2026 Annual Meeting must comply with our Bylaws and the rules and regulations of the SEC and the OBCA, each as then in effect. Such proposals must be mailed to us at our offices at Flora Growth Corp. Attention: Chief Financial Officer, 3230 W. Commercial Boulevard, Suite 180, Fort Lauderdale, Florida 33309. Under the rules of the SEC, any shareholder proposal intended to be presented at the 2026 Annual Meeting must be received no later than 60 days prior to the one-year anniversary of the Annual Meeting in order to be considered for inclusion in our proxy statement and form of proxy relating to such meeting. Pursuant to the OBCA and the rules of the SEC, a shareholder must follow certain procedures to nominate persons for election as directors or to introduce an item of business at an annual meeting of shareholders. In order to be timely, we must receive notice of your intention to introduce a nomination or propose an item of business at our 2026 Annual Meeting before the close of business on February 8, 2026. If we change the date of our 2026 Annual Meeting by more than thirty days before, or more than thirty days after, the one-year anniversary of the Annual Meeting, then the written notice of a shareholder proposal that is not intended to be included in our proxy statement must be delivered, or mailed and received, not later than the ninetieth day prior to our 2026 Annual Meeting or, if later, the tenth day following the day on which public announcement of the date of such meeting is first made. You are advised to review our Bylaws, the OBCA and the applicable securities laws which contain additional requirements with respect to director nominees.

If a shareholder notifies us of an intent to present a proposal at the 2026 Annual Meeting at any time after February 8, 2026 (and for any reason the proposal is voted on at that meeting), it may be considered untimely and our proxy holders will have the right to exercise discretionary voting authority with respect to the proposal, if presented at the meeting, without including information regarding the proposal in our proxy materials. Under the rules of the SEC, in the event we change the date of our 2026 Annual Meeting by more than thirty days after the one-year anniversary of the Annual Meeting, the deadline for a shareholder to submit a proposal for the Annual Meeting is a reasonable time before we begin to print and send our proxy materials.

OTHER BUSINESS

The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named as proxies will vote in their discretion as they may deem appropriate.

By order of the Board of Directors,

Clifford Starke
Chief Executive Officer

, 2025

2025

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

FLORA GROWTH CORP.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on July 17, 2025.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4, 5 AND 6.

Please mark your votes like this **X**

1. Election of Directors

	FOR	AGAINST	ABSTAIN
(1) Clifford Starke	☐	☐	☐
(2) Sammy Dorf	☐	☐	☐
(3) Edward Woo	☐	☐	☐
(4) Manfred Leventhal	☐	☐	☐
(5) Harold Wolkin	☐	☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

CONTROL NUMBER

Signature______________________________Signature, if held jointly______________________________Date____________, 2025

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

2025

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual and Special Meeting of Shareholders to be held on July 21, 2025:

The 2025 Proxy Statement and the 2025 Annual Report to Shareholders are available at https://www.cstproxy.com/floragrowth/2025

▲FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FLORA GROWTH CORP.

The undersigned appoints Dany Vaiman or, failing him, Clifford Starke as proxy with the power to appoint his substitute, and authorizes him to represent and to vote, as designated on the reverse hereof, all of the common shares of Flora Growth Corp. held of record by the undersigned at the close of business on June 2, 2025 at the Annual and Special Meeting of Shareholders of Flora Growth Corp. to be held on July 21, 2025, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING EACH OF THE FIVE NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2, PROPOSAL 3, PROPOSAL 4, PROPOSAL 5 AND PROPOSAL 6, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF FLORA GROWTH CORP.

(Continued and to be marked, dated and signed, on the other side)

2025

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

FLORA GROWTH CORP.
c/o Continental Proxy Services
1 State Street, New York NY 10004

FLORA GROWTH CORP.

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

to be held on
July 21, 2025

*Shareholders are cordially invited to attend the Annual and Special Meeting to vote in person. vote your shares.

Dear Shareholder,

The 2025 Annual and Special Meeting of Shareholders of Flora Growth Corp. (the "Company") will be held at the offices of the Company's Canadian legal counsel, Dorsey & Whitney LLP, 66 Wellington Street West, Suite 3400, Toronto, ON M5K 1E6, Canada, on July 21, 2025, at 11:00 AM (Eastern time).

Proposals to be considered at the Annual Meeting:

The Board of Directors recommends a vote "FOR" all nominees under Proposal 1, and "FOR" Proposals 2, 3, 4, 5 and 6.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.

Vote Your Proxy on the Internet:

Go to http://www.cstproxyvote.com
Have your notice available when you access the above website. Follow the prompts to vote your shares.

The Proxy Materials are available for review at:
https://www.cstproxy.com/ oragrowth/2025

CONTROL NUMBER

2025

FLORA GROWTH CORP.

Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual and Special Meeting of Shareholders to be Held On July 21, 2025

The following Proxy Materials are available to you to review at: **https://www.cstproxy.com/floragrowth/2025**

- the Company's Annual Report for the year ended December 31, 2024
- the Company's 2025 Proxy Statement.
- the Proxy Card.
- any amendments to the foregoing materials that are required to be furnished to shareholders

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before 9:00am (Eastern Time) June 9, 2025 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-266-6791, or

By logging on to https://www.cstproxy.com/floragrowth/2025 or

By email at: proxy@continentalstock.com

Please include the company name and your control number in the subject line.

Appendix A

Form of Articles of Amendment

Ontario | Ministry of Public and Business Service Delivery

Articles of Amendment
Business Corporations Act

Instructions

For questions or more information to complete this form, please refer to the instruction page.

Fields marked with an asterisk (*) are mandatory.

1. Corporation Information

Corporation Name * i
FLORA GROWTH CORP.

Ontario Corporation Number (OCN) *	Company Key *
2685552	000000000

Official Email Address * i
dany.vaiman@floragrowth.com

2. Contact Information

Please provide the following information for the person we should contact regarding this filing. This person will receive official documents or notices and correspondence related to this filing. By proceeding with this filing, you are confirming that you have been duly authorized to do so.

First Name *	Middle Name	Last Name *
Simon		Igelman

Telephone Country Code	Telephone Number *	Extension
1	416-365-3748	

Email Address * i
sigelman@foglers.com

3. Proposed New Corporation Name (if applicable)

Complete this section only if you are changing the corporation name

If you are changing the corporation name, you can either propose a new name or request a number name. If you propose a new name for the corporation, you need a Nuans report for the proposed name. If your corporation has a number name, you must not select the option for a number name, unless you are changing only the legal element.

Will this corporation have a number name ? i ☐ Yes ☐ No

4. Number of Director(s) (if applicable)

Complete this section only if you are changing the number of directors

Please specify the number of directors for your Corporation

☐ Fixed Number ☐ Minimum/Maximum

5. Shares and Provisions (if applicable) (Maximum is 900,000 characters per text box. To activate the toolbar press "Ctrl + E")

Complete this section only if you are amending the Shares and Provisions

Description of Changes to Classes of Shares i

The corporation amends the Description of Classes of Shares as follows (please be specific):

Enter the Text
The authorized share capital of the Corporation is amended by:

5261E (2024/02) © King's Printer for Ontario, 2024 Disponible en français Page 1 of 3

(a) consolidating all of the issued and outstanding common shares of the Corporation on a basis of one (1) post-consolidated common share for up to every _____ pre-consolidated common shares; and
(b) in the event that the consolidation would otherwise result in the issuance of a fractional common share, no fractional common share shall be issued and such fraction would be rounded up or rounded down to the nearest whole number.

Description of Changes to Rights, Privileges, Restrictions and Conditions i

The corporation amends the Rights, Privileges, Restrictions and Conditions as follows (please be specific):

Enter the Text

Description of Changes to Restrictions on Share Transfers i

The corporation amends the Restrictions on Share Transfers as follows (please be specific):

Enter the Text

Description of Changes to Restrictions on Business or Powers i

The corporation amends the Restrictions on Business or Powers as follows (please be specific):

Enter the Text

Description of Changes to Other Provisions i

The corporation amends the Other Provisions as follows (please be specific):

Enter the Text

6. Shareholders/Directors Authorization and Effective Date

The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on * i

Requested Date for Amendment * i

Authorization

☑ * I, Simon Igelman

confirm that:

- This form has been signed by the required person.
- This amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the *Business Corporations Act*.

5261E (2024/02) Page 2 of 3

Caution:

The Act sets out penalties, including fines, for submitting false or misleading information.

Required Signature i

Name	Position	Signature
Dany Vaiman	Chief Financial Officer	

Save Form Print Form Clear Form

5261E (2024/02) Page 3 of 3